                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

                             CLAIRE'S STORES, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          _______________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          _______________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          _______________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          _______________________________________________________

     (5)  Total fee paid:

          _______________________________________________________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          _______________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          _______________________________________________________

     (3)  Filing Party:

          _______________________________________________________

     (4)  Date Filed:

          _______________________________________________________

____________
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                             CLAIRE'S STORES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 8, 2000
                            ------------------------

                                   DATE:    Thursday, June 8, 2000
                                   TIME:    9:30 a.m., New York City Time
                                   PLACE:   Pierre Hotel
                                            Wedgewood Room
                                            2 East 61st Street
                                            New York, New York

     At the meeting, shareholders will act on the following matters:

     1. Election of seven directors to serve, each for a one-year term;

     2. Approval to reincorporate Claire's from the State of Delaware to the State of Florida;

     3. Approval of the First Amendment to our 1996 Stock Option Plan to increase the number of shares of common stock available for grant under the Plan from 3,000,000 to 4,000,000;

     4. Approval of our 2000 Incentive Compensation Plan for our Chairman of the Board; and

     5. Any other matters properly brought before the shareholders at the meeting.

     Shareholders of record at the close of business on April 28, 2000 are entitled to notice of, and to vote at the meeting or at any postponements or adjournments of the meeting.

                                          By order of the Board of Directors,

                                          HAROLD E. BERRITT
                                          Secretary


May 8, 2000


                             YOUR VOTE IS IMPORTANT

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR PROXIES, AS THE CASE MAY BE, AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
About the Meeting...........................................    1
     What is the purpose of the annual meeting?.............    1
     Who is entitled to notice of, and to vote at the
      meeting?..............................................    1
     Who can attend the meeting?............................    1
     What constitutes a quorum?.............................    1
     How do I vote?.........................................    2
     Can I vote by telephone or electronically?.............    2
     Can I change my vote after I return my proxy
      card(s)?..............................................    2
     What are the Board's recommendations?..................    2
     What vote is required to approve each item?............    3
     Who pays for the preparation of the proxy?.............    3
     Can I See a List of the Shareholders Entitled to
      Vote?.................................................    4
     What Should I Have Received to Enable Me to Vote?......    4
Stock Ownership.............................................    4
Proposal One -- Election Of Directors.......................    7
Management..................................................    8
Executive Compensation......................................   10
Proposal Two -- Approval to Reincorporate Claire's from the
               State of Delaware to the State of Florida....   15
Proposal Three -- Approval of the First Amendment to the
  1996 Stock Option Plan....................................   32
Proposal Four -- Approval of the 2000 Incentive Compensation
                Plan for Our Chairman of the Board..........   38
Corporate Performance Graph.................................   40
Relationship With Independent Public Accountants............   41
Miscellaneous...............................................   41
Information Concerning Shareholder Proposals................   41
Other Matters...............................................   42


APPENDICES

Appendix A -- Agreement and Plan of Merger

Appendix B -- Form of Amended and Restated Articles of Incorporation of CSI Florida Acquisition, Inc.

Appendix C -- 1996 Stock Option Plan
Appendix D -- First Amendment to 1996 Stock Option Plan
Appendix E -- 2000 Incentive Compensation Plan for our Chairman of the Board

                             CLAIRE'S STORES, INC.
                              3 S.W. 129TH AVENUE
                         PEMBROKE PINES, FLORIDA 33027
                            ------------------------

                                PROXY STATEMENT
                            ------------------------


     This proxy statement contains information related to our annual meeting of shareholders to be held on June 8, 2000, beginning at 9:30 a.m. New York City time, in the Wedgewood Room of the Pierre Hotel, 2 East 61st Street, New York, New York, and at any adjournments or postponements thereof. The approximate date that this proxy statement, the accompanying notice of annual meeting and the enclosed form of proxy or proxies, as the case may be, are first being sent to shareholders is May 10, 2000. You should review this information in conjunction with our 2000 annual report to shareholders which accompanies this proxy statement.


                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of seven directors, approval to reincorporate Claire's from the State of Delaware to the State of Florida, approval of the First Amendment to our 1996 Stock Option Plan to increase the number of shares of common stock available for grant under the Plan and approval of our 2000 Incentive Compensation Plan for our Chairman of the Board. In addition, our management will report on the performance of Claire's during fiscal 2000 and respond to questions from shareholders.

WHO IS ENTITLED TO NOTICE OF, AND TO VOTE AT THE MEETING?

     Only shareholders of record at the close of business on the record date, April 28, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock and Class A common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon and each outstanding share of Class A common stock entitles its holder to cast ten votes on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate combined voting power of the shares of common stock (one vote per share) and Class A common stock (ten votes per share) outstanding as of the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 48,386,497 shares of our common stock were outstanding and 2,751,970 shares of our Class A common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting but will not be counted as votes cast "for" or "against" any given matter.


     If less than a majority of the aggregate combined voting power of the outstanding shares of common stock and Class A common stock entitled to vote are represented at the meeting, a majority of the votes present (either in person or by proxy) at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card(s), and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card(s) in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

     The deadline for voting by telephone or electronically is 11:59 p.m. on June 7, 2000.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD(S)?

     Yes. Even after you have submitted your proxy card(s), you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card(s) bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy or proxies, as the case may be.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card(s), the persons named as proxy holders on the proxy card(s) will vote in accordance with the recommendations of our Board of Directors. The recommendation of the Board is set forth with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     - for the election of the nominated slate of directors (see pages 7 to 14);


     - for the proposal to reincorporate Claire's from the State of Delaware to the State of Florida (see pages 15 to 31);



     - for the proposal to approve the First Amendment to our 1996 Stock Option Plan to increase the number of shares of common stock available for grant under the Plan from 3,000,000 to 4,000,000 (see pages 32 to 37); and



     - for the proposal to approve our 2000 Incentive Compensation Plan for our Chairman of the Board (see pages 38 to 39).

     The Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate nominees for director. In the event that any other matter should properly come before the meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast (either in person or by proxy) at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

     REINCORPORATION PROPOSAL. The affirmative vote (either in person or by proxy) at the meeting of the holders of a majority of the aggregate combined voting power of the outstanding shares of common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, entitled to vote at the meeting is required to approve the proposal to reincorporate Claire's from the State of Delaware to the State of Florida.

     OTHER PROPOSALS. The affirmative vote of a majority of the votes cast (either in person or by proxy) at the meeting by the holders of the outstanding shares of common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, is required to approve:


     - the proposal to approve the First Amendment to our 1996 Stock Option Plan; and


     - the proposal to approve our 2000 Incentive Compensation Plan for our Chairman of the Board.

A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

     We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of both classes of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

CAN I SEE A LIST OF THE SHAREHOLDERS ENTITLED TO VOTE?

     Any shareholder may look at the complete list of the shareholders that are entitled to vote at the annual meeting so long as it is for a purpose germane to the annual meeting. The list will available in these circumstances, during normal business hours, at our offices located at 350 Fifth Avenue, New York, New York 10118 for a period of ten days prior to the meeting and at the meeting itself.

WHAT SHOULD I HAVE RECEIVED TO ENABLE ME TO VOTE?


     Your package from us should contain this proxy statement, the accompanying notice of annual meeting, a common stock proxy card and/or a Class A common stock proxy card, as applicable, and our 2000 annual report to shareholders. This package is being mailed on or about May 10, 2000.


                                STOCK OWNERSHIP

     The following table shows the number of shares of common stock and Class A common stock beneficially owned (as of April 28, 2000) by:

     - each person who we know beneficially owns more than 5% of either class of our common stock;

     - each director;

     - each nominee for director;


     - each current executive officer named in the Summary Compensation Table on page 10; and


     - all of our directors and executive officers as a group.

     Unless otherwise indicated, the address for each named person is c/o Claire's Stores, Inc., 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027 and each named person has sole voting and investment power over the shares shown below.


                                                                             SHARES OF
                                                SHARES OF                     CLASS A
                                               COMMON STOCK                 COMMON STOCK
                                               BENEFICIALLY   PERCENT OF    BENEFICIALLY   PERCENT OF
NAME AND ADDRESS                                 OWNED(1)      CLASS(1)       OWNED(1)      CLASS(1)
----------------                               ------------   ----------    ------------   ----------
Rowland Schaefer(16).........................   4,227,298(2)     8.7%        1,970,251(3)     71.6%
FMR Corp.(4).................................   5,105,100       10.6                --          --
  82 Devonshire Street
  Boston, Massachusetts 02109

Ira D. Kaplan(16)............................     186,675(5)       *                --          --

Marty Nealon(17).............................       4,000(6)       *                --          --
  c/o Claire's Boutiques, Inc.
  350 Fifth Avenue
  New York, New York 10118

Sylvia Schaefer..............................   4,199,173(7)     8.7         1,970,251(8)     71.6

Bruce G. Miller(18)..........................     185,750          *                --          --
  220 South Orange Avenue
  Livingston, New Jersey 07039

                                                                             SHARES OF
                                                SHARES OF                     CLASS A
                                               COMMON STOCK                 COMMON STOCK
                                               BENEFICIALLY   PERCENT OF    BENEFICIALLY   PERCENT OF
NAME AND ADDRESS                                 OWNED(1)      CLASS(1)       OWNED(1)      CLASS(1)
----------------                               ------------   ----------    ------------   ----------
Irwin L. Kellner, Ph.D.(18)..................         500          *                --          --
  c/o Hofstra University
  Hempstead, New York 11549

Steven H. Tishman(18)........................       1,000          *                --          --
  c/o Robertson Stephens
  590 Madison Avenue
  New York, New York 10022

E. Bonnie Schaefer(16).......................      37,500(9)       *                --(10)      --

Marla L. Schaefer(16)........................      83,125(11)      *             5,692(12)       *

Charles L. Ruffner...........................   1,503,562(13)    3.1           375,889(14)    13.7
  c/o Charles L. Ruffner, P.A.
  601 Brickell Key Drive
  Suite 507
  Miami, Florida 33131

All directors and current executive officers
  as a group (8 persons).....................   4,725,848(15)    9.7         1,975,943        71.8


---------------
   * Less than 1% of the shares outstanding of such class.

 (1) The number of shares beneficially owned by each named person is based upon information in documents filed by such person with the Securities and Exchange Commission, other publicly available information or information available to us. The percentage of each class is calculated based upon the total number of shares of each class outstanding on April 28, 2000, plus the total number of outstanding options held by such person that are exercisable within 60 days thereof. Shares issuable upon exercise of outstanding options, however, are not deemed outstanding for purposes of computing percentage ownership of any other person.

 (2) Includes 992,537 shares held in a trust for the benefit of Mr. and Mrs. Schaefer for which Mr. Schaefer is the trustee. Also includes 28,125 shares subject to currently exercisable options. Does not include 1,503,562 shares held in a trust for the benefit of Mr. Schaefer's children. Mr. Schaefer disclaims beneficial ownership of all such shares.

 (3) Includes 1,780,408 shares held in a trust for the benefit of Mr. and Mrs. Schaefer for which Mr. Schaefer is the trustee, and 189,843 shares held in a trust for the benefit of Mr. Schaefer's children for which Mrs. Schaefer is the trustee. Does not include 375,889 shares held in a trust for the benefit of Mr. Schaefer's children. Mr. Schaefer disclaims beneficial ownership of all such shares.

 (4) Based upon Amendment No. 1 to Schedule 13G dated January 10, 2000 filed with the SEC jointly by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson. Mr. Johnson is chairman and Ms. Johnson is a director of FMR Corp. and may be deemed to be members of a controlling group with respect to FMR Corp. The Amendment to Schedule 13G indicates that at December 31, 1999,
     (i) Fidelity Management and Research Company, a wholly owned subsidiary of FMR Corp., was the beneficial owner of 5,089,200 shares of our common stock in its capacity as an investment adviser to various registered investment companies (the "Fidelity Funds") (the power to vote such shares resides solely with the boards of trustees of the Fidelity Funds, while the power to dispose of such shares resides with each of Mr. Johnson and FMR Corp.), and (ii) Fidelity Management Trust Company, a bank that is wholly owned by FMR Corp., was the beneficial owner of 15,900 shares of our common stock (the power to vote or dispose of such shares resides with each of Mr. Johnson and FMR. Corp.).

 (5) Includes 53,250 shares issuable upon the exercise of currently exercisable stock options and options exercisable within 60 days.


 (6) The shares are owned by Ms. Nealon's spouse. Ms. Nealon disclaims beneficial ownership of such shares.



 (7) Includes 3,206,636 shares beneficially owned by Mr. Schaefer and 992,537 shares held in a trust for the benefit of Mr. and Mrs. Schaefer for which Mr. Schaefer is the trustee. Does not include 1,503,562 shares held in a trust for the benefit of Mrs. Schaefer's children. Mrs. Schaefer disclaims beneficial ownership as to all such shares.



 (8) Includes 1,780,408 shares held in a trust for the benefit of Mr. and Mrs. Schaefer for which Mr. Schaefer is the trustee and 189,843 shares held in a trust for the benefit of Mrs. Schaefer's children for which Mrs. Schaefer is the trustee, but not 375,889 shares held in a trust for the benefit of Mrs. Schaefer's children. Mrs. Schaefer disclaims beneficial ownership as to all such shares.



 (9) Includes 37,140 shares subject to currently exercisable stock options and options exercisable within 60 days. Does not include 501,187 shares held for the benefit of Ms. Schaefer under the trust referred to in footnotes
     (2) and (7) to the table, as to which Ms. Schaefer has no present voting or investment power.



(10) Does not include 163,264 shares held for the benefit of Ms. Schaefer under the trusts for the benefit of Mrs. Schaefer's children referred to in footnotes (3) and (8) to the table, as to which Ms. Schaefer has no present voting or investment power.



(11) Includes 37,140 shares subject to currently exercisable stock options and options exercisable within 60 days. Does not include 501,187 shares held for the benefit of Ms. Schaefer under the trust referred to in footnotes
     (2) and (7) to the table, as to which Ms. Schaefer has no present voting or investment power.



(12) Does not include 163,264 shares held for the benefit of Ms. Schaefer under the trusts for the benefit of Mrs. Schaefer's children referred to in footnotes (3) and (8) to the table, as to which Ms. Schaefer has no present voting or investment power.



(13) Represents 1,503,562 shares held in a trust for the benefit of certain of Mr. and Mrs. Schaefer's children for which Mr. Ruffner is the trustee and as to which shares he disclaims beneficial ownership.



(14) Represents 375,889 shares held in a trust for the benefit of certain of Mr. and Mrs. Schaefer's children for which Mr. Ruffner is trustee and as to which shares he disclaims beneficial ownership.



(15) Includes an aggregate of 156,375 shares issuable upon the exercise of stock options currently exercisable and exercisable within 60 days.



(16) The named individual is a director, a nominee for director and an executive officer of ours.



(17) The named individual is an executive officer of our subsidiary, Claire's Boutiques, Inc.



(18) The named individual is a director and a nominee for director.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     The seven persons set forth below, each of whom is currently a director, are proposed to be re-elected as directors at the annual meeting. If elected, each of these directors will hold office until the next annual meeting of shareholders in the year 2001 or until his or her successor is duly elected and qualified.

     GENERAL INFORMATION ABOUT NOMINEES. All of the nominees are currently directors. Each has agreed to be named in this proxy statement and to serve as a director if elected. The following table sets forth certain information with respect to the director nominees. For additional information regarding the nominees for director who also serve as executive officers of ours, see "Management."


                                                         PRESENT POSITION                 DIRECTOR OF
                                                   WITH THE COMPANY, PRINCIPAL            THE COMPANY
NAME                                AGE         OCCUPATION AND BUSINESS EXPERIENCE           SINCE
----                                ---   ----------------------------------------------  -----------
Rowland Schaefer..................  83    President, Chief Executive Officer and             1961
                                          Chairman of the Board of Directors of Claire's
Ira D. Kaplan.....................  41    Senior Vice President, Chief Financial Officer     1999
                                          and Treasurer of Claire's
Bruce G. Miller...................  58    Director of Claire's; Senior Vice President,       1983
                                          Corporate Finance, of Ryan, Beck & Co. Since
                                            July 1992
Irwin L. Kellner, Ph.D............  61    Director of Claire's; Chief Economist of CBS       1998
                                            MarketWatch since April 1998; Weller
                                            Professor of Economics at Hofstra University
                                            since August 1997; President of Kellner
                                            Economic Advisers from March 1997 until
                                            August 1997; Chief Economist of Chase
                                            Manhattan's Regional Bank from January 1996
                                            until February 1997; Chief Economist of
                                            Chemical Bank from January 1992 until
                                            January 1996; Director of Universal Heights,
                                            Inc.
Steven H. Tishman.................  43    Director of Claire's; Managing Director of the     1998
                                            investment banking division of Robertson
                                            Stephens since November 1999; Senior
                                            Managing Director of the investment banking
                                            division of Bear Stearns & Co., Inc. from
                                            July 1993 until November 1999
Marla L. Schaefer(1)..............  50    Vice Chairman of the Board of Directors since      1990
                                            March 1998; Senior Vice President of
                                            Claire's Boutiques since April 1998; Vice
                                            President of Fashion Merchandising of
                                            Claire's Boutiques from April 1990 until
                                            April 1998
E. Bonnie Schaefer(1).............  47    Vice Chairman of the Board of Directors since      1998
                                            January 1999; Senior Vice President -- Real
                                            Estate of Claire's Boutiques since 1994


---------------

(1) Ms. Schaefer is the daughter of Mr. Rowland Schaefer.

     VOTE REQUIRED. The election of directors will be decided by a plurality of the votes cast (either in person or by proxy) at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class.

    THE BOARD RECOMMENDS SHAREHOLDERS TO VOTE "FOR" EACH OF THE NOMINEES FOR
                           DIRECTOR SET FORTH ABOVE.

                                   MANAGEMENT

     The following table sets forth the names, ages, positions and backgrounds of our current executive officers, including an executive officer of Claire's Boutiques. Each of these executive officers serves until the election and qualification of such individual's successor or until his or her death, resignation or removal by the board of directors of the respective company.


NAME                                   AGE                           POSITION
----                                   ---   --------------------------------------------------------
Rowland Schaefer.....................  83    Chairman of the Board, President and Chief Executive
                                             Officer
                                             Senior Vice President, Chief Financial Officer and
Ira D. Kaplan........................  41    Treasurer
Marla L. Schaefer....................  50    Vice Chairman of the Board
E. Bonnie Schaefer...................  47    Vice Chairman of the Board
Marty Nealon.........................  50    President and Chief Operating Officer of Claire's
                                             Boutiques


     ROWLAND SCHAEFER has been our Chairman of the Board, President and Chief Executive Officer since our inception in 1961.

     IRA D. KAPLAN has been our Chief Financial Officer since September 1990 and Treasurer since September 1987. Mr. Kaplan was elected Senior Vice President in April 1997.


     MARLA L. SCHAEFER has been Vice Chairman of our Board since March 1998 and Senior Vice President of Claire's Boutiques since April 1998. Ms. Schaefer served as Vice President -- Fashion Merchandising of Claire's Boutiques from April 1990 until April 1998.



     E. BONNIE SCHAEFER has been Vice Chairman of our Board since January 1999 and Senior Vice President -- Real Estate of Claire's Boutiques since 1994.


     MARTY NEALON has been President and Chief Operating Officer of Claire's Boutiques since February 2000. From 1995 until our acquisition of AfterThoughts in December 1999, Ms. Nealon served as its President. From July 1994 until March 1995, Ms. Nealon served as Senior Vice President, General Merchandise Manager, of Abraham & Strauss, a division of Federated Department Stores.

MEETING ATTENDANCE AND COMMITTEES OF THE BOARD

     Our business is managed under the direction of the Board. The Board meets during our fiscal year to review significant developments affecting us and to act on matters requiring Board approval. The Board held four formal meetings and acted by written consent one time during the fiscal year ended January 29, 2000. All of our directors attended at least 75% of the Board meetings.


     The Board has a standing audit committee, which currently consists of Dr. Kellner and Messrs. Miller and Tishman. The audit committee represents the Board in its relations with our independent public accountants and oversees the financial reporting and disclosures prepared by our management. The audit committee also reviews the scope and results of the examination of our financial statements by our independent public accountants, oversees the adequacy of our internal accounting controls and reviews and monitors any other activity that the committee deems necessary or appropriate. During the fiscal year ended January 29, 2000, the audit committee met one time.


     The Board recently appointed a special compensation committee, consisting of Dr. Kellner and Messrs. Miller and Tishman, for the sole purpose of developing and recommending to the Board an incentive compensation plan for our Chairman. Upon the special compensation committee's recommendation, the Board has approved, and submitted for shareholder approval, the 2000 Incentive Compensation Plan for our Chairman of the Board. If approved by our shareholders, the special compensation committee shall be responsible for administering this Incentive Compensation Plan. See "PROPOSAL FOUR -- APPROVAL OF THE 2000 INCENTIVE COMPENSATION PLAN FOR OUR CHAIRMAN OF THE BOARD."

     The Board does not have a standing executive, nominating or compensation committee (except for the special compensation committee described above) or any other committee performing a similar function. The functions customarily attributable to these committees are performed by the Board as a whole.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation awarded to, earned by or paid to our chief executive officer, three other of our other most highly compensated executive officers who served in such capacities as of January 29, 2000 and a former executive officer of Claire's Boutiques (other than the former executive officer, collectively, the "named executive officers") for services rendered to us during each of the past three fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                                                    LONG TERM COMPENSATION
                                                                             -------------------------------------
                                          ANNUAL COMPENSATION                         AWARDS             PAYOUTS
                             ---------------------------------------------   ------------------------   ----------
                                                                 OTHER
                                                                 ANNUAL      RESTRICTED    SECURITIES                 ALL OTHER
                             FISCAL                           COMPENSATION      STOCK      UNDERLYING      LTIP      COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR    SALARY($)   BONUS($)       (1)($)      AWARD(S)($)   OPTIONS(#)   PAYOUTS($)      ($)(2)
---------------------------  ------   ---------   --------    ------------   -----------   ----------   ----------   ------------
Rowland Schaefer...........   2000    1,000,000         0             0           0               0         0                0
  Chairman of the Board,      1999    1,000,000         0             0           0               0         0                0
  President and Chief
  Executive Officer           1998    1,000,000         0             0           0               0         0                0
  of Claire's

Ira D. Kaplan..............   2000      300,000   100,000             0           0         100,000         0           69,619(3)
  Senior Vice President,      1999      225,000   100,000             0           0               0         0            3,027
  Chief Financial Officer     1998      221,757    60,000             0           0               0         0            2,785
  and Treasurer of Claire's

Marla L. Schaefer..........   2000      297,115   100,000             0           0          25,000         0            8,577
  Vice Chairman of the
  Board of Directors          1999      256,000    50,000             0           0               0         0            3,267
  of Claire's

E. Bonnie Schaefer.........   2000      268,269   125,000             0           0          25,000         0            9,013
  Vice Chairman of the        1999      182,000   100,000             0           0               0         0            3,163
  Board of Directors of
  Claire's

Thomas A. Souza(4).........   2000      370,192         0        71,989(6)        0          50,000(7)      0            2,476
  Former President and        1999       78,077   100,000(5)          0           0          50,000(7)      0                0
  Chief Operating Officer
  of Claire's Boutiques


---------------
(1) No amounts for executive perquisites and other personal benefits, securities or property are shown because the aggregate dollar amount per executive is the lesser of either $50,000 or 10% of annual salary and bonus.

(2) For the fiscal years prior to fiscal year 2000, amounts represent matching contributions by us under our 401(k) profit sharing plan. For the fiscal year 2000, amounts represent matching contributions by us under our 401(k) profit sharing plan and our management deferred compensation plan.


(3) Of such amount, $56,250 represents a cash payment for compensated absences.



(4) Mr. Souza's tenure as President and Chief Operating Officer of Claire's Boutiques ended January 7, 2000.



(5) Represents a signing bonus paid in connection with the commencement of Mr. Souza's employment.



(6) Of such amount, $49,881 represents reimbursement for relocation expenses and $20,400 represents the forgiveness of a loan.



(7) These options were cancelled upon termination of Mr. Souza's employment with Claire's Boutiques.

STOCK OPTION GRANTS

     The following table provides information on the grant of stock options to the named executive officers during the fiscal year ended January 29, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                                 -------------------------------------------------    POTENTIAL REALIZABLE
                                 NUMBER OF                                              VALUE AT ASSUMED
                                 SECURITIES    % OF TOTAL                            ANNUAL RATES OF STOCK
                                 UNDERLYING     OPTIONS      EXERCISE                  PRICE APPRECIATION
                                  OPTIONS      GRANTED TO    OR BASE                   FOR OPTION TERM(2)
                                  GRANTED     EMPLOYEES IN    PRICE     EXPIRATION   ----------------------
NAME                               (#)(1)     FISCAL YEAR     ($/SH)       DATE        5%($)       10%($)
----                             ----------   ------------   --------   ----------   ----------  ----------
Rowland Schaefer...............         0          N/A           N/A          N/A          N/A         N/A
Ira D. Kaplan..................   100,000         18.7        20.375     12/13/09    1,281,373   3,247,250
Marla L. Schaefer..............    25,000          4.7        20.375     12/13/09      320,343     811,813
Bonnie E. Schaefer.............    25,000          4.7        20.375     12/13/09      320,343     811,813

---------------
(1) Represents options to purchase shares of common stock, which were granted at fair market value on December 13, 1999. Subject to earlier vesting upon a change of control (as defined), the options vest and become exercisable in four equal annual installments commencing on the first anniversary of the date of grant so long as the employee is employed by us or any of our subsidiaries.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. The actual value, if any, that an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive officer will be at or near the assumed 5% or 10% levels.

OPTION EXERCISES AND YEAR-END VALUES


     The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended January 29, 2000 by each of the named executive officers and the number and value of unexercised options held by each of the named executive officers on January 29, 2000.


                                                                        NUMBER OF        VALUE OF UNEXERCISED
                                                                       UNEXERCISED           IN-THE-MONEY
                                                                    OPTIONS AT FISCAL     OPTIONS AT FISCAL
                                                                       YEAR END(#)          YEAR-END($)(2)
                                       SHARES                       -----------------   ----------------------
                                     ACQUIRED ON       VALUE          EXERCISABLE/           EXERCISABLE/
NAME                                 EXERCISE(#)   REALIZED($)(1)     UNEXERCISABLE         UNEXERCISABLE
----                                 -----------   --------------   -----------------   ----------------------
Rowland Schaefer...................       N/A             N/A          28,125/9,375                 0/0
Ira D. Kaplan......................    67,500         796,590        53,250/121,750            57,686/0
Marla L. Schaefer..................       N/A             N/A         37,140/37,500            40,234/0
Bonnie E. Schaefer.................       N/A             N/A         37,140/37,500            40,234/0

---------------
(1) Represents the difference between the exercise prices and the fair market value of the common stock on the dates of exercise.

(2) Represents the difference between the closing price of the common stock on the New York Stock Exchange on January 28, 2000 ($19.00) and the exercise price of the options.

COMPENSATION OF DIRECTORS

     Our non-employee directors currently receive an annual retainer of $35,000 and are entitled to reimbursement for out-of-pocket expenses incurred in connection with the attendance at board of directors and committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors has not established a compensation committee, except for the special compensation committee established in connection with the 2000 Incentive Compensation Plan described herein under "PROPOSAL FOUR -- APPROVAL OF THE 2000 INCENTIVE COMPENSATION PLAN FOR OUR CHAIRMAN OF THE BOARD."

     All other decisions regarding the compensation of executive officers are determined by the Board of Directors as a whole. All directors participated in deliberations of the board of directors concerning annual performance-based compensation for the year ended January 29, 2000. Rowland Schaefer, Marla L. Schaefer and E. Bonnie Schaefer are officers and employees of Claire's or Claire's Boutiques. Each management director is asked to excuse himself or herself from discussions and decisions regarding his or her performance and compensation.

BOARD REPORT ON EXECUTIVE COMPENSATION

     The following Report on Executive Compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the we specifically incorporate this report or the performance graph by reference therein.

     The Board of Directors administers our executive compensation program which is structured to promote the achievement of our business goals and, thereby, to maximize corporate performance and shareholder return. Our executive compensation is based primarily upon

     - base salary;

     - grants of stock options; and

     - special achievement bonuses.

     The Board believes that it is important to have stock incentives constitute a portion of each executive's compensation package in order to help align executive and shareholder interests. In determining the total amount and mixture of the compensation package for each executive officer, the Board considers the overall value to each executive of his or her compensation package in light of numerous factors, including:

     - competitive position;

     - individual performance, including the expected contribution to our goals by each executive officer; and

     - our long-term needs and goals, including attracting and retaining key management personnel.

     The overall objectives of this strategy are as follows:

     - to attract and retain the best possible executive talent;

     - to motivate our executives to achieve goals inherent in our business strategy; and

     - to link executive and shareholder interests and to provide a compensation package that recognizes individual contributions as well as overall business results.

     In the final quarter of each fiscal year, the Board reviews and approves an annual salary plan for our senior executives for the succeeding fiscal year. In formulating the plan, key executive positions are defined carefully in terms of scope and responsibility, job complexity, knowledge and experience required, and other relevant factors. Executive positions are ranked internally on the basis of these criteria, and a logical value relationship is established among them. The Board also obtains and analyzes comparative industry, peer group and national compensation surveys. By reviewing the comparative industry data and other surveys, the Board develops salary ranges for all senior executive positions, and agrees upon each executive's base salary within the range, taking into account certain past performance factors, including how well objectives contributing to our success have been met by the executive, how well the executive's responsibilities have been fulfilled, the executive's growth in qualifications for the job, the executive's experience and accomplishment of personal goals and other aspects of performance, and the anticipated future contributions of the executive.

     We have also relied upon stock options to reward and incentivize the performance of executives. The Board believes that stock options have been and remain an excellent vehicle for compensating our employees. Because the option exercise price for the employees generally equals or exceeds the price of our common stock on the date of grant, employees recognize a gain only if the value of our common stock increases. As a result, options effectively align the interests of our executive officers with our shareholders by tying a significant portion of each executive's total long-term compensation to our continued growth and appreciation of our shares. Also, the stock ownership gives employees a greater personal stake in us.

     In general, stock options granted to executive officers vest in equal annual installments over periods of four to nine years commencing on the first anniversary of the date of grant, so long as the executive remains employed with us or any of our subsidiaries. The size of the individual option grants are generally based upon competitive practice and the position level of the executive officer.

     The compensation paid to Rowland Schaefer, our Chief Executive Officer, in the fiscal year ended January 29, 2000 is reflected in the table under "Executive Compensation -- Summary Compensation Table" above. The base salary paid to Mr. Schaefer during the fiscal year ended January 29, 2000, was within the salary range developed by the Board of Directors based upon the base salaries of chief executive officers of comparable companies in the compensation surveys reviewed by the Board of Directors and took into account Mr. Schaefer's active role in our management, our financial performance during the prior fiscal year and the challenges and expectations for us in fiscal 2000, Mr. Schaefer's stature within the industry as a spokesman for Claire's and his more than 30 years of service as our senior executive officer. The Board recently, upon the recommendation of the special compensation committee, approved the 2000 Incentive Compensation Plan for Mr. Schaefer. Implementation of this Incentive Compensation Plan is subject to shareholder approval and is one of the matters shareholders are being asked to vote upon at the annual meeting. See "PROPOSAL FOUR -- APPROVAL OF THE 2000 INCENTIVE COMPENSATION PLAN FOR OUR CHAIRMAN OF THE BOARD."

     The base salary of Mr. Kaplan has been fixed at a level which the Board believes is competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities.

     In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended (the "Code"). This Section generally provides that no publicly held company shall be permitted to deduct compensation in excess of $1 million paid in any taxable year to its chief executive officer or any of its four other highest paid officers unless:

     - the compensation is payable solely on account of the attainment of performance goals;

     - the performance goals are determined by a compensation committee of two or more outside directors;

     - the material terms under which compensation is to be paid are disclosed to and approved by the shareholders of the company; and

     - the compensation committee certifies that the performance goals were met.

     The effect of Code Section 162(m) is not applicable to us as none of our current executive officers receive compensation in excess of $1 million. The Board currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements. We believe that the Incentive Compensation Plan that shareholders are being asked to approve at the annual meeting has been structured by the special compensation committee in a manner that satisfies the requirements of Code Section 162(m).

     The foregoing information is provided by our Board of Directors.

                                          Rowland Schaefer
                                          Ira Kaplan
                                          Irwin L. Kellner, Ph.D.
                                          Bruce G. Miller
                                          E. Bonnie Schaefer
                                          Marla L. Schaefer
                                          Steven H. Tishman

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     We lease from Rowland Schaefer & Associates (formerly Two Centrum Plaza Associates) approximately 31,000 square feet in Pembroke Pines, Florida, for our executive, accounting and finance offices. Rowland Schaefer & Associates is a general partnership of two corporate general partners which are owned by immediate family members of our Chairman of the Board and President, two of whom, namely Marla L. Schaefer and E. Bonnie Schaefer, serve as directors on our Board. Our annual base rent is approximately $557,000, and the lease provides for annual cost-of-living increases and a proportionate share of all taxes and operating expenses of the building. The lease expires on July 31, 2005 and may be extended, at our option, for an additional five-year term. The Board of Directors believes, based upon the report of an independent committee of the Board, that the terms of the lease are no less favorable to us than those which would be obtained from an independent third party.


     See also "Compensation Committee Interlocks and Insider Participation."

PROPOSAL TWO -- APPROVAL TO REINCORPORATE CLAIRE'S FROM THE STATE OF DELAWARE TO
                              THE STATE OF FLORIDA


     Our Board has unanimously approved and recommends that you approve our proposed reincorporation from the State of Delaware to the State of Florida. The reincorporation would be accomplished through a merger whereby:

     - We would merge with and into CSI Florida Acquisition, Inc., a newly-formed wholly owned subsidiary of ours that is incorporated in Florida; and

     - CSI Florida, as the Florida corporation, would continue as the surviving corporation and we, as the Delaware corporation, would cease to exist.


     By operation of law, upon completion of the merger, all of our assets, property, rights, liabilities and obligations would be transferred to and assumed by CSI Florida. Upon completion of the merger, CSI Florida would be renamed as "Claire's Stores, Inc." We would accomplish the merger pursuant to the terms and conditions of an agreement and plan of merger (the "merger agreement") between us and CSI Florida, a copy of which is attached hereto as Appendix A. CSI Florida is referred to herein as the "Surviving Corporation."


     As described below, the reincorporation would not result in any change in our name, business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth. The Surviving Corporation has not conducted any business other than with respect to the proposed merger to accomplish the reincorporation. The description set forth below is a summary of the merger agreement, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the merger agreement itself.


     The affirmative vote (either in person or by proxy) at the meeting by the holders of a majority of the aggregate combined voting power of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, entitled to vote at the annual meeting is required to approve the merger agreement and resulting reincorporation. Our directors and executive officers, who together may be deemed to beneficially own approximately 32.1% of the combined voting power of the outstanding shares of our common stock and Class A common stock, have indicated that they intend to vote for this reincorporation proposal.


     The Board of Directors unanimously recommends a vote for approval of the merger agreement and resulting reincorporation.

PRINCIPAL REASONS FOR THE REINCORPORATION

     We recommend that you approve the merger agreement and our resulting reincorporation from the State of Delaware to the State of Florida for the following reasons:

     COST SAVINGS. The primary reason for the reincorporation is to achieve cost savings. Under the Delaware General Corporation Law or, as referred to herein, the Delaware Law, Delaware corporations are required to pay a franchise tax. The annual franchise tax that we would owe to the State of Delaware for the fiscal year ended December 31, 2000 absent the change of domicile will be approximately more than $100,000.


     By contrast, corporations organized under the Florida Business Corporation Act or, as referred to herein, the Florida Act, do not pay annual franchise taxes to the State of Florida but instead pay a nominal fee of $150 in connection with the filing of annual reports.

     If you approve the merger agreement and we reincorporate from the State of Delaware to the State of Florida through the merger, we will be required to pay the pro-rata portion of the 2000 Delaware franchise tax applicable to the portion of calendar year 2000 in which we existed as a Delaware corporation. We also will incur certain one-time costs in connection with the implementation of the merger, which costs are not expected to be material.


     CORPORATE PRESENCE IN FLORIDA. In addition to the proposed cost savings, the Board believes that our reincorporation from the State of Delaware to the State of Florida is consistent with our philosophy of maintaining a positive corporate presence in Florida. Our principal executive offices as well as the offices of several of our principal operating subsidiaries are located in Pembroke Pines, Florida.


     BUSINESS NEEDS. The Board believes that the Florida Act will meet our business needs, and that the Delaware Law does not offer corporate law advantages sufficient to warrant payment of the franchise tax burden that results from our being a Delaware corporation. The Florida Act is a modern, comprehensive and flexible statute based on the Revised Model Business Corporation Act. For the most part, it provides the flexibility in management of a corporation and in the conduct of various business transactions that is characteristic of the Delaware Law. For a discussion of certain differences in shareholders' rights and the powers of management under the Delaware Law and the Florida Act, see "-- Comparison of the Rights of Holders of Both Classes of Claire's Common Stock and Both Classes of the Surviving Corporation's Common Stock."


     In the event that the reincorporation proposal is not approved by our shareholders as provided herein, we will remain a Delaware corporation.

PRINCIPAL EFFECT OF THE REINCORPORATION

     The principal effect of the reincorporation would be for Claire's to become a Florida corporation. As a result of the reincorporation, our corporate affairs would be governed by the Florida Act, which the Board believes, as discussed above, has economic advantages over the Delaware Law. The reincorporation would not have any material adverse effect on our:

     - BUSINESS. The reincorporation would not result in any material change on our name, business, management, executive officers, directors, location of principal executive offices, assets, liabilities or net worth. The Surviving Corporation would be renamed "Claire's Stores, Inc."

     - CAPITAL STOCK. The number of outstanding shares of common stock and Class A common stock would not be affected by the merger. Each share of common stock or Class A common stock, as the case may be, owned by you immediately prior to the merger would be converted automatically at the effective time of the merger into one share of common stock or one share of Class A common stock, as the case may be, of the Surviving Corporation. The rights, designations, preferences and limitations of the shares of common stock and Class A common stock of the Surviving Corporation that would be issued to our shareholders in the merger would be identical to those of our common stock and Class A common stock immediately prior to the merger. For example, each share of the Surviving Corporation's common stock will be entitled to one vote and each share of the Surviving Corporation's Class A common stock will be entitled to ten votes, in each case upon all matters upon which holders of such classes of shares are entitled to vote. The shares of the Surviving Corporation's common stock and Class A common stock that would be issued to our shareholders in the merger would not be registered under the Securities Act in reliance upon Rule 145(a)(2) promulgated under the Securities Act, and such securities would not be deemed to be "restricted securities" within the meaning of

       Rule 144(a)(3) under the Securities Act. As such, immediately after the merger, shareholders who were not affiliates of Claire's immediately before the merger would be able trade their shares of the Surviving Corporation's common stock without restriction under the federal securities laws just as they were able to trade their shares of Claire's common stock immediately before the merger. Shares of the Surviving Corporation's Class A common stock immediately after the merger would be subject to the same restrictions on transfer that shares of Claire's Class A common stock were subject to immediately before the merger.

     - NEW YORK STOCK EXCHANGE LISTING AND TRADING. We have been advised by the New York Stock Exchange that shares of the Surviving Corporation's common stock would be listed on the New York Stock Exchange, upon official notice of issuance, under our common stock's current symbol, "CLE," and our shares of common stock would continue to trade without interruption and that delivery of our existing stock certificates would constitute "good delivery" of shares of the Surviving Corporation in transactions on the New York Stock Exchange subsequent to the reincorporation.

     - EMPLOYEE BENEFIT PLANS. Our employee benefit plans, including the 1996 Stock Option Plan and the First Amendment thereto (if approved at the meeting) as well as our 2000 Incentive Compensation Plan for our Chairman of the Board (if approved at the meeting), would be assumed by the Surviving Corporation upon their same terms and conditions.

THE MERGER AGREEMENT

     The merger agreement provides, among other things, that at the effective time of the merger:


     - we will merge with and into the Surviving Corporation, with the Surviving Corporation continuing as the surviving corporation;



     - the Surviving Corporation will assume all of our assets and liabilities, including contractual obligations and obligations under our outstanding indebtedness;



     - our existing directors and officers will become the directors and officers of the Surviving Corporation for identical terms of office;



     - the Surviving Corporation will assume the name of "Claire's Stores, Inc." so that the it will operate under the same name;



     - each of our issued and outstanding shares of common stock will automatically be converted into one fully-paid and nonassessable share of the common stock, $.05 par value per share, of the Surviving Corporation;


     - each of our issued and outstanding shares of Class A common stock will automatically be converted into one fully-paid and nonassessable share of Class A common stock, $.05 par value per share, of the Surviving corporation; and

     - each of our currently outstanding stock options will automatically be converted into an option of the Surviving Corporation to purchase the same number of shares of common stock of the Surviving Corporation at the same option exercise price per share and upon the same terms and subject to the same conditions as set forth in the option.

COMPARISON OF THE RIGHTS OF HOLDERS OF BOTH CLASSES OF CLAIRE'S COMMON STOCK AND BOTH CLASSES OF THE SURVIVING CORPORATION'S COMMON STOCK



     We are incorporated in Delaware, and the Surviving Corporation is incorporated in Florida. Our shareholders, whose rights are currently governed by the Delaware Law and our certificate of incorporation, as amended, and bylaws, will, upon consummation of the merger, become shareholders of the Surviving Corporation and their rights will be governed by the Florida Act and the amended and restated articles of incorporation and bylaws of the Surviving Corporation.


     Although it is not practical to compare all of the differences between

     (a) the Delaware law and our certificate of incorporation, as amended, and bylaws and


     (b) the Florida Act and the Surviving Corporation's amended and restated articles of incorporation and bylaws,



the following is a summary of certain of those differences which may significantly affect your rights. The Surviving Corporation's amended and restated articles of incorporation that are to be filed at the effective time of the merger and bylaws are substantially identical to our current certificate of incorporation, as amended, and bylaws, except as described below and except for statutory references necessary to conform to the Florida Act and other differences attributable to the differences between the Florida Act and the Delaware Law. The Form of the Surviving Corporation's amended and restated articles of incorporation are attached hereto as Appendix B. By voting to approve the merger agreement and resulting reincorporation, shareholders will be approving the Surviving Corporation's amended and restated articles of incorporation and bylaws. This summary is not intended to be relied upon as an exhaustive list of all such differences or a complete description of the provisions discussed, and is qualified in its entirety by reference to the Delaware Law, the Florida Act and the Form of the amended and restated articles of incorporation and bylaws of the Surviving Corporation.


  DIVIDENDS AND REPURCHASES.

     Florida

     Under the Florida Act, a corporation may make distributions to shareholders (subject to any restrictions contained in the corporation's articles of incorporation) as long as, after giving effect to the distribution,

     (a) the corporation will be able to pay its debts as they become due in the usual course of business; and

     (b) the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

     A Florida corporation may purchase its own shares and, unless otherwise provided in the articles of incorporation, shares repurchased remain authorized but unissued. However, pursuant to the Florida Act, a corporation's redemption of its own capital stock is deemed to be a distribution. The surviving corporation's amended and restated articles of incorporation will not alter these provisions of Florida law.

     Delaware

     A Delaware corporation may pay dividends out of "surplus" or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year. Surplus is defined as the net assets of the corporation over the corporation's capital. Under the Delaware Law, a corporation may repurchase or redeem its shares only if the capital of the corporation is not impaired and such repurchase does not impair the corporation's capital.

  ACTION BY WRITTEN CONSENT.

     Florida


     Under the Florida Act, unless otherwise provided in a corporation's articles of incorporation, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted. The Surviving Corporation's amended and restated articles of incorporation will, like our certificate of incorporation, contain a provision that prohibits shareholders from taking action by written consent.


     Delaware


     Under the Delaware Law, unless otherwise provided in a corporation's certificate of incorporation, the shareholders may take action without a meeting if a consent in writing to such action is signed by the shareholders having a minimum number of votes that would be necessary to take such action at the meeting. Our certificate of incorporation contains a provision that prohibits shareholders from taking action by written consent. As described above, the Surviving Corporation's amended and restated articles of incorporation will also contain such a provision.


  SPECIAL MEETINGS.

     Florida


     Under the Florida Act, special meetings of the shareholders may be called by the board of directors or by such persons as may be authorized by the articles of incorporation or the bylaws. In addition, the Florida Act permits the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the special meeting (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation) to call a special meeting. The Surviving Corporation's amended and restated articles of incorporation will permit the holders of not less than 25% of all votes to be cast on any issue to be considered at the special meeting to call a special meeting.


     Delaware


     Under Delaware law, special meetings of the shareholders may be called by the board or by such persons as may be authorized by the certificate of incorporation or the bylaws. Our bylaws provide that special meetings may be called by the chairman of the board, the president or a majority of the board of directors. The Surviving Corporation's bylaws will contain the same provision.


  QUORUM FOR SHAREHOLDER MEETINGS.

     Florida


     Under the Florida Act, unless otherwise provided in a corporation's articles of incorporation (but not its bylaws), a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders, but in no event may a quorum consist of less than one-third of the shares entitled to vote on such matter. The

Surviving Corporation's amended and restated articles of incorporation will, in order to maintain the quorum requirements currently specified by our bylaws (as described below), provide that a quorum exists if a majority of the combined voting power of our common stock and Class A common stock entitled to vote is present in person or by proxy at the meeting.


     Delaware


     The Delaware Law is similar to the Florida Act, except that under the Delaware Law a corporation's certificate of incorporation or bylaws may specify the percentage of votes which constitutes a quorum at a meeting of shareholders, but in no event may a quorum consist of less than one-third of the shares entitled to vote. Our bylaws provide that a quorum exists if a majority of the combined voting power of our common stock and Class A common stock entitled to vote is present in person or by proxy at a meeting.


     SHAREHOLDER VOTING REQUIREMENTS. Under both the Florida Act and the Delaware Law, directors are generally elected by a plurality of the votes cast by the shareholders entitled to vote at a shareholders' meeting at which a quorum is present.

     Florida


     With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the Florida Act or a Florida corporation's articles of incorporation (but not its bylaws), if a quorum exists, action on any matter generally is approved by the shareholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. In the case of a merger, consolidation, or a sale, lease or exchange of all or substantially all of the assets of a Florida corporation, except in limited circumstances in which no shareholder vote is required, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is required under the Florida Act. The Surviving Corporation's amended and restated articles of incorporation will include a provision requiring a vote of 75% of the voting power of the outstanding shares in order to amend the provision of the articles setting the number of members of the board to no less than three nor more than nine as well as the provision restricting the ability of shareholders to take action by written consent and the provision setting the quorum requirements for shareholders' meetings at a majority of the combined voting power of our common stock and Class A common stock.


     Delaware

     Under the Delaware Law, and unless otherwise provided by the Delaware Law or a Delaware corporation's certificate of incorporation or bylaws, if a quorum exists, action on a matter is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. In the case of a merger, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is required by the Delaware Law. Accordingly, under the Delaware Law abstentions have the same effect as votes against a matter.


     MERGER, CONSOLIDATION AND SALES OF ASSETS. The Florida Act and the Delaware Law each provide that a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon. The Florida Act allows the board of directors or the articles of incorporation and the Delaware Law allows the certificate of incorporation or bylaws to establish a higher vote requirement. Our certificate of incorporation contains, and the Surviving Corporation's amended and restated articles of incorporation will contain, a provision requiring an affirmative vote of 75% of the voting power of the outstanding shares in order to approve mergers, consolidations and sales of assets with or to a related shareholder (a shareholder who beneficially owns, prior to any such proposed transaction, 10% or more of any class or series of stock) unless any such transaction is approved in advance of being completed by our Board of Directors in which case an affirmative vote of a majority of the voting power of the outstanding shares would be sufficient to approve such a transaction.


  AFFILIATED TRANSACTIONS.

     Florida


     The Florida Act provides that an "affiliated transaction" (as defined in the Florida Act) with an "interested shareholder" must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder. The transactions covered by the statute include, with certain exceptions:



     - mergers and consolidations to which the corporation and the interested shareholder are parties;



     - sales or other dispositions of substantial amounts of the corporation's assets to the interested shareholder;



     - issuances by the corporation of substantial amounts of its securities to the interested shareholder;



     - the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder;



     - any reclassification of the corporation's securities which has the effect of substantially increasing the percentage of the outstanding voting shares of the corporation beneficially owned by the interested shareholder; and


     - the receipt by the interested shareholder of certain loans or other financial assistance from the corporation.

     An interested shareholder is any person who is the beneficial owner of 10% or more of the outstanding voting stock of the corporation. The two-thirds approval requirement does not apply if, among other things:


     - the transaction has been approved by a majority of the corporation's disinterested directors (as defined in the statute);



     - the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the transaction;



     - the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares;



     - the corporation has not had more than 300 shareholders of record at any time during the preceding three years; or


     - certain fair price and procedural requirements are satisfied. These restrictions do not apply if a corporation's articles of incorporation or an amendment to its articles of incorporation or bylaws approved by the affirmative vote of the holders of a majority of the outstanding voting shares of the corporation (other than those held by the interested shareholder) contain a provision expressly electing not to be governed by these rules.


     The Surviving Corporation's amended and restated articles of incorporation will contain a provision electing to be exempt from this affiliated transaction provision; provided, however it will contain the provision described above currently set forth in our certificate of incorporation which requires an affirmative vote of 75% of the voting power of the outstanding shares in order to approve mergers, consolidations and sales of assets to a related shareholder (any shareholder who beneficially owns, prior to any such proposed transaction, 10% or more of any class or series of stock) unless any such transaction is approved in advance of being completed by our Board of Directors in which case an affirmative vote of a majority of the voting power of the outstanding shares would be sufficient to approve such a transaction.


     Delaware


     Under the Delaware Law, a corporation may not engage in any "business combination" (as defined in the Delaware Law) with an "interested shareholder" for three years after such shareholder becomes an interested shareholder. An interested shareholder is any person who is the beneficial owner of 15% or more of the outstanding voting stock of the corporation. These business combinations are substantially the same as the "affiliated transactions" described above with respect to the Florida Act. A corporation may enter into a business combination with an interested shareholder if:



     - the board of directors approves either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder before the date on which the shareholder becomes an interested shareholder;



     - upon consummation of the transaction resulting in the shareholder reaching the 15% threshold, the shareholder owned 85% of the outstanding voting shares at the time the transaction commenced, excluding those shares held by directors who are also officers or employee stock plans in which the participants do not have the right to determine confidentially whether shares subject to the plan will be tendered in a tender or exchange offer; or


     - on or subsequent to becoming an interested shareholder, the business combination is approved by the board of directors and is authorized at a meeting by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested shareholder.


     These restrictions do not apply if the corporation's original certificate of incorporation or an amendment to its certificate of incorporation or bylaws approved by a majority of the shares entitled to vote thereon contains a provision expressly electing not to be governed by these rules, or if the corporation does not have a class of stock;



     - listed on a national securities exchange;



     - authorized for quotation on the Nasdaq Stock Market; or


     - held of record by more than 2,000 shareholders unless any of the foregoing results from the actions of the interested shareholder.


     Our certificate of incorporation does not contain a provision electing to be exempt from these provisions; however, as described above, the Surviving Corporation's amended and restated articles of incorporation will contain a provision electing to be exempt from the Florida Act's affiliated transaction provision.


  CONTROL SHARE ACQUISITIONS.

     Florida

     The Florida Act also contains a control share acquisition statute which provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding interested shares. The thresholds specified in the Florida Act are the acquisition of a number of shares representing:


     - 20% or more, but less than 33% of all voting power of the corporation;



     - 33% or more but less than a majority of all voting power of the corporation; or


     - a majority or more of all voting power of the corporation.


     This statute does not apply if, among other things, the acquisition:



     - is approved by the corporation's board of directors;



     - is pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute;



     - pursuant to the laws of interstate succession or pursuant to gift or testamentary transfer; or


     - pursuant to a statutory merger or share exchange to which the corporation is a party.

     This statute also does not apply to acquisitions of shares of a corporation if, prior to the pertinent acquisition of shares, the corporation's articles of incorporation or bylaws provide that the corporation shall not be governed by the statute.

     This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation's articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the shareholders of the corporation and the acquiring shareholder acquires a majority of the voting power of the corporation, all shareholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters' rights.


     The Surviving Corporation's amended and restated articles of incorporation will contain a provision electing to be exempt from the Florida Act's control share acquisition statute.


     Delaware


     Delaware does not have any comparable statutory provision to the Florida Act's control share acquisition statute.


  OTHER CONSTITUENCIES.

     Florida

     The Florida Act provides that directors of a Florida corporation, in discharging their fiduciary duties to the corporation, may consider the social, economic, legal or other effects of corporate action on the employees, suppliers and customers of the corporation or its subsidiaries and the communities in which the corporation and its subsidiaries operate, in addition to the effect on shareholders.

     Delaware

     Delaware does not have a comparable statutory provision.

  REMOVAL OF DIRECTORS.

     Florida

     The Florida Act provides that the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide otherwise. Such removal may be effected at a meeting of shareholders if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her.

     Delaware


     The Delaware Law provides that unless the corporation's certificate of incorporation otherwise provides, which ours does not, shareholders may remove any director or the entire board of directors with or without cause. Such a removal may only be effected by a majority vote of the shares entitled to vote for the election of directors.


  DISSENTERS' RIGHTS.

     Florida


     Under the Florida Act, dissenting shareholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of:


     - a merger or consolidation;

     - a sale or exchange of all of substantially all the assets of a corporation;

     - amendments to the articles of incorporation that adversely affect the rights or preferences of shareholders;

     - consummation of a plan of share exchange if the shareholder is entitled to vote on the plan; and

     - the approval of a control share acquisition pursuant to Florida law.


     Such rights are not provided when:


     - such shareholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation; or

     - shares of the corporation are listed on a national securities exchange, designated as a national market security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders.

     Delaware


     Under the Delaware Law, dissenters' rights are afforded to shareholders who follow prescribed statutory procedures in connection with a merger or consolidation (subject to restrictions similar to those provided by the Florida
Act). Under the Delaware Law, there are no appraisal rights in connection with sales of all or substantially all of the assets of a corporation, reclassifications of stock or other amendments to the certificate of incorporation which adversely affect a class of stock, unless specifically provided in the certificate of incorporation. Claire's Stores' certificate of incorporation does not provide for dissenters' rights in these circumstances.

     Similar to the Florida Act, dissenters' rights do not apply to a shareholder of a Delaware corporation if the shareholder's shares were:



     - listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Security Dealers, Inc.; or


     - held of record by more than 2,000 shareholders.


     Notwithstanding the foregoing, however, under the Delaware Law, a shareholder does have dissenters' rights with respect to such shares if the shareholder is required by the terms of the agreement of merger or consolidation to accept anything for his shares other than:



     - shares of stock of the corporation surviving or resulting from the merger or consolidation;,



     - shares of stock of any other corporation which is so listed or designated or held of record by more than 2,000 shareholders;



     - cash in lieu of fractional shares; or


     - any combination of the foregoing.

     AMENDMENT TO ARTICLES OR CERTIFICATE. The Florida Act and the Delaware Law generally provide that an amendment to the articles of incorporation or certificate of incorporation, as the case may be, must be approved by the board of directors and by the corporation's shareholders, as the case may be.

     Florida


     Under the Florida Act, unless a Florida corporation's articles of incorporation or the board of directors requires a greater vote, an amendment to a Florida corporation's articles of incorporation generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment.


     Delaware

     The Delaware Law provides that a vote to amend the corporation's certificate of incorporation requires the approval of a majority of the outstanding stock entitled to vote.

  AMENDMENTS TO BYLAWS.

     Florida

     The Florida Act provides that the shareholders, as well as the directors, may amend the bylaws, unless such power is reserved to the shareholders by the articles of incorporation or by specific action of the shareholders.

     Delaware


     The Delaware Law provides that the shareholders and, if provided in the certificate of incorporation, the board of directors, are entitled to amend the bylaws. Our certificate of incorporation permits the board of directors to amend the bylaws.

  LIABILITY OF DIRECTORS.

     Florida

     Under the Florida Act, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director and such breach or failure constitutes:


     - a violation of criminal law unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;



     - a transaction from which the director derived an improper personal benefit;



     - a circumstance resulting in an unlawful distribution;



     - in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct; or


     - in a proceeding by or in the right of one other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

     Delaware

     The Delaware Law permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breaches of fiduciary duty, including conduct which could be characterized as negligence or gross negligence.


     The Delaware Law expressly provides, however, that the liability for:



     - breaches of the director's duty of loyalty;


     - acts or omissions not in good faith or involving intentional misconduct or knowing violation of the law,


     - an unlawful distribution; or



     - the receipt of improper personal benefits cannot be eliminated or limited in this manner. The Delaware Law further provides that no such provision will eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Our certificate of incorporation includes a provision eliminating director liability for monetary damages for breaches of fiduciary duty to the extent permitted by the Delaware Law. The Surviving Corporation's amended and restated articles of incorporation will contain a similar provision.


     INDEMNIFICATION. Under both the Florida Act and the Delaware Law, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.


     A similar standard is applicable in derivative actions, except that indemnification may be made only for:



     - expenses (including attorneys' fees) and certain amounts paid in settlement; and

     - in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.

     The Florida Act and the Delaware Law each provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. The Florida Act also provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.


     Our certificate of incorporation and bylaws do, and the Surviving Corporation's amended and restated articles of incorporation and bylaws will, provide that directors and officers and former directors and officers will be indemnified to the fullest extent permitted by the Delaware Law or the Florida Act, as the case may be.


  DERIVATIVE ACTIONS.

     Delaware


     The Delaware Act provides that:



     - a person may not bring a derivative action unless the person was a shareholder of the corporation at the time of the challenged transaction or unless the stock thereafter devolved on such person by operation of law;



     - a complaint in a derivative proceeding must allege with particularity the efforts made by a person, if any, to obtain the desired action from the directors or comparable authority and the reason for the failure to obtain such action or for not making the effort;



     - a derivative proceeding may be settled or discontinued only with court approval; and


     - the court may dismiss a derivative proceeding if it finds that a committee of independent directors have acted independently and in good faith and have demonstrated a reasonable basis for its determination that the action should be dismissed.

     Florida


     The Florida Act provides for similar requirements, except that:



     - a complaint in a derivative proceeding must be verified and must allege with particularity that a demand was made to obtain action by the board of directors and that the demand was refused or ignored;



     - the court may dismiss a derivative proceeding if the court finds that certain independent directors (or a committee of independent persons appointed by such directors) have determined in good faith after conducting a reasonable investigation that the maintenance of the action is not in the best interests of the corporation; and


     - if an action was brought without reasonable cause, the court may require the plaintiff to pay the corporation's reasonable expenses.

  DISTRIBUTIONS, REDEMPTIONS, LIQUIDATION AND DISSOLUTION.

     Florida


     A Florida corporation may make distributions to shareholders as long as, after giving effect to such distribution, (1) the corporation would be able to pay its debts as they become due in the usual course of business, and (2) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise, which the Surviving Corporation's amended and restated articles of incorporation will not) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.


     Delaware

     A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. A Delaware corporation is generally prohibited from redeeming any of its capital stock if the redemption would result in an impairment of the corporation's capital.


     Our certificate of incorporation does and the Surviving Corporation's amended and restated articles of incorporation will provide that in the event of any dissolution, liquidation or winding up of the affairs of the corporation, whether voluntary or involuntary, after payment of the debts and other liabilities of the corporation and the amounts to which the holders of the preferred stock shall be entitled, the remaining assets and funds of the corporation, if any, shall be divided and paid ratably among the holders of common stock and Class A common stock, considered for this purpose as one class.


  SHAREHOLDER INSPECTION OF BOOKS AND RECORDS.

     Florida

     Under the Florida Act a shareholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and shareholder resolutions, certain written communications to shareholders, a list of the names and business addresses of the corporation's directors and officers, and the corporation's most recent annual report during regular business hours if the shareholder gives at least five business days' prior written notice to the corporation. In addition, a shareholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days' prior written notice to the corporation and

     - the shareholder's demand is made in good faith and for a proper purpose,

     - the demand describes with particularity its purpose and the records to be inspected or copied and

     - the requested records are directly connected with such purpose. The Florida Act also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding shareholder has, within two years preceding such demand, sold or offered for sale any list of shareholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of shareholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

     Delaware

     The provisions of the Delaware Law governing the inspection and copying of a corporation's books and records are generally less restrictive than those of the Florida Act. Specifically, the Delaware Law permits any shareholder the right, during usual business hours, to inspect and copy the corporation's stock ledger, shareholders list and other books and records for any proper purpose upon written demand under oath stating the purpose thereof.

  TREASURY STOCK.

     Delaware

     A Delaware corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock which is issued but not outstanding.

     Florida

     A Florida corporation may also reacquire its own issued and outstanding capital stock. Under the Florida Act, however, all capital stock reacquired by a Florida corporation is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock.

POSSIBLE DISADVANTAGES OF THE REINCORPORATION

     Despite the belief of the Board of Directors that the proposed reincorporation is in the best interests of Claire's and its shareholders, you should be aware that the Florida Act is not as well developed as the Delaware Law. The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs of corporations incorporated in that state. The Delaware Law also is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts of Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues and has repeatedly shown its willingness to accelerate the resolution of such complex corporate legal issues within the very limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the Delaware Law will continue to be interpreted and construed in significant court decisions, thereby lending predictability to corporate legal affairs.

     The Florida Act, by contrast, is not as well developed and many of the provisions of the Florida Act have not yet received as extensive scrutiny and interpretation as the Delaware Law. However, Florida courts often rely on Delaware decisions to establish their own corporate doctrines, although Delaware decisions are not binding on Florida courts.

TAX CONSEQUENCES OF THE MERGER

     The merger and resulting reincorporation of Claire's from the State of Delaware to the State of Florida will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

     Your Tax Consequences

     Accordingly, for federal income tax purposes,

     - you will not recognize any gain or loss upon the conversion of our common stock and/or Class A common stock, as the case may be, into the Surviving Corporation's common stock and/or Class A common stock, as the case may be;

     - when your shares are converted from our common stock and/or Class A common stock, as the case may be, into the Surviving Corporation's common stock and/or Class A common stock, as the case may be, you will have the same basis in the Surviving Corporation's common stock and/or Class A common stock, as the case may be, as you had in our common stock and/or Class A common stock, as the case may be, immediately prior to the effective date of the merger; and

     - your holding period of the Surviving Corporation's common stock and/or Class A common stock, as the case may be, will include the period during which you held the corresponding shares of our common stock and/or Class A common stock, as the case may be, provided your shares of our common stock and/or Class A common stock, as the case may be, were held as a capital asset on the effective date of the merger.

     Our Tax Consequences

     - neither we nor the Surviving Corporation will recognize any gain or loss as a result of the merger and resulting reincorporation;

     - the Surviving Corporation generally will succeed, without adjustment, to our tax attributes; and

     - because we are based in Florida, we are already qualified to transact business in Florida, and we already pay Florida corporate income tax. Changing our state of incorporation will not affect the amount of corporate income and other taxes payable, other than eliminating liability for the Delaware franchise tax.

     This proxy statement does not contain any information regarding the tax consequences, if any, under applicable state, local or foreign laws. You are advised to consult your personal attorney or tax adviser as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of your individual circumstances.

ACCOUNTING TREATMENT OF THE MERGER

     In accordance with generally accepted accounting principles, we expect that the merger and resulting reincorporation will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this accounting method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values. The merger and resulting reincorporation will be disclosed in a footnote to financial statements in interim and year-end filings.

NO SHAREHOLDER APPRAISAL RIGHTS

     You are not entitled to appraisal rights in connection with the merger or resulting reincorporation under the Delaware Law.

VOTE REQUIRED

     In order for the reincorporation to be approved, the merger agreement must be approved by the affirmative vote (either in person or by proxy) at the meeting by the holders of a majority of the aggregate combined voting power of the outstanding shares of common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, entitled to vote at the annual meeting.

EFFECTIVE DATE

     The merger and resulting reincorporation will become effective as soon as practicable after shareholder approval is obtained and all other conditions to the merger are satisfied. The merger may be abandoned at any time prior to its effectiveness if our Board of Directors determines, in its discretion, that consummation of the merger is no longer advisable.


 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO
   REINCORPORATE CLAIRE'S FROM THE STATE OF DELAWARE TO THE STATE OF FLORIDA.

PROPOSAL THREE -- APPROVAL OF THE FIRST AMENDMENT TO THE 1996 STOCK OPTION PLAN

     Our Board of Directors adopted the 1996 Stock Option Plan (the "Plan") on August 13, 1996, and the shareholders approved the Plan at the 1997 annual meeting. On February 16, 2000, our Board adopted the First Amendment (the "First Amendment") to the Plan in order to increase the number of shares of common stock available for grant under the Plan from 3,000,000 to 4,000,000.

     The material features of the Plan, as amended by the First Amendment, are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Plan, attached hereto as Appendix C and the First Amendment, attached hereto as Appendix D. Unless the context otherwise requires, the "Plan" refers to the 1996 Stock Option Plan as amended by the First Amendment.

GENERAL

     The purpose of the Plan is to provide an additional incentive through stock ownership to attract and retain qualified competent management, upon whose efforts and judgment the success of Claire's is largely dependent. In furtherance of this purpose, the Plan authorizes, among other things, the discretion to grant incentive or nonqualified stock options to purchase shares of the common stock to all regular employees (including directors and officers who are regular employees), non-employee directors, and persons who provide consulting or other services to Claire's as independent contractors. The Plan also provides for loans to participants to finance the exercise of options and the payment of taxes in connection therewith, as well as the use of already owned shares of common stock as payment of the exercise price for options granted under the Plan.

     One of the reasons for submitting the Plan for shareholder approval is to ensure that awards under the Plan will qualify as performance-based compensation for purposes of Section 162(m) of the Code. That section, which became law in 1993, generally disallows a tax deduction for certain compensation over $1 million paid, or otherwise taxable (including income attributable to stock options), to persons named in the Summary Compensation Table and employed by Claire's at the end of the applicable year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met, including shareholder approval in the case of the Plan. Shareholder approval of the Plan will also satisfy any applicable requirements of the New York Stock Exchange for shareholder approval.

SUMMARY OF THE PLAN


     - Administration of the Plan. The Plan shall be administered by either the Board or a committee designated by the Board consisting of not less than two directors, which directors shall be "outside directors" (i.e., a member of the board who qualifies as an "outside director" under Section 162(m) of the Code and the regulations thereunder and as a "non-employee director" under Rule 16b-3). The Board may grant options to directors who are not employees of Claire's or its subsidiaries or to other persons who are eligible to receive grants under the Plan.



     - Grant of Options. Both the Board and the committee have the power to determine who should be awarded options, the number of shares to be granted and the exercise price of the options and other terms. In addition, both the Board and the committee have the power and authority to construe and interpret the Plan, and the acts of the Board or the committee are final, conclusive and binding upon all interested parties, including Claire's, its shareholders, its officers and employees, recipients of grants under the Plan, and all persons or entities claiming by or through such persons.

     After giving effect to the First Amendment, an aggregate of 4,000,000 shares of common stock plus any shares unused or recaptured under the existing stock option plan (subject to adjustment as described below) have been reserved for issuance upon exercise of options granted under the Plan. The shares acquired upon exercise of options granted under the Plan will be authorized and issued shares of common stock. Our shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Plan. If any option granted under the Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Plan.

     The Plan limits the total aggregate number of options that any one person can receive under the Plan to options for 500,000 shares of common stock.

CERTAIN TERMS AND CONDITIONS

     Option Agreements. All grants of options under the Plan must be evidenced by an option agreement between Claire's and the grantee. Such agreement shall contain such terms and conditions as the Board or the committee shall prescribe, consistent with the Plan, including, without limitation, the exercise price, option term and any restrictions on the exercisability of the options granted. Such terms often include the termination of options upon certain events, such as the death, disability or termination of employment of an optionee.

     Exercise Price. The price per share for option grants may be any price determined by the Board or the committee; provided, however, that in no event shall the option price of any incentive stock option be less than the fair market value per share of common stock of Claire's on the date of grant. For purposes of the Plan, and for so long as our common stock is listed on the New York Stock Exchange, the term "fair market value" means the closing price of the common stock as reported on the New York Stock Exchange on the date of grant, unless the Board or the committee shall determine otherwise in a fair and uniform manner.

     Payment of Shares. The exercise price of an option may be paid in any of the following manners:

     - cash;

     - by certified or official bank check;

     - by money order;

     - by delivery of already owned shares of common stock having a fair market value equal to the exercise price;

     - by the withholding of shares issuable upon exercise of the option;

     - by such other consideration as the Board or committee deems appropriate;
       or

     - by a combination of the foregoing.

     The Plan also authorizes Claire's to make loans to optionees to enable them to exercise their options. If the exercise price is paid with the optionee's promissory note, the note must (i) provide for recourse to the optionee, (ii) bear interest at a rate no less than the prime rate of interest of Claire's principal lender, and (iii) be secured by the shares of common stock purchased. Cash payments will be used by Claire's for general corporate purposes. Payments made in common stock must be made by delivery of stock certificates in negotiable form.

     Term of Option. Generally, options granted under the Plan are not assignable or transferable, other than by will or by the laws of descent and distribution or, in the case of a nonqualified stock option, with the prior consent of the Board or the committee. During the lifetime of an optionee, an option is exercisable only by the optionee or a permitted transferee. The expiration date of an option will be determined by the board or the committee at the time of the grant, but in no event will an option be exercisable after the expiration of 10 years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the Board or the committee determines, except that under the terms of the Plan no option may be exercised prior to one year after the date of grant. The Board or the committee may in its sole discretion accelerate the date on which any option may be exercised. Each option agreement shall set forth when the unexercised portion of any option granted under the Plan shall be terminated.

     Antidilution. To prevent dilution of the rights of a holder of an option, the Plan provides for appropriate adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options, in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, recapitalization or other capital adjustment of Claire's. The Board or the committee has discretion to make appropriate antidilution adjustments to outstanding options in the event of a merger, consolidation or other reorganization of Claire's or a sale or other disposition of all or substantially all of Claire's assets.

     Expiration of Option. The Plan will expire on August 13, 2006, and any option outstanding on such date will remain outstanding until it expires or is exercised. The Board or the committee may amend the Plan or any option at any time, provided that such amendment may not substantially impair the rights of an optionee under an outstanding option without the optionee's consent. Any such amendment shall be subject to shareholder approval if necessary under any federal law or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Code) or under the rules of any stock exchange or automated quotation system on which the common stock may be listed or traded.

FEDERAL INCOME TAX CONSEQUENCES

     The Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     Nonqualified Stock Options. An optionee granted a nonqualified stock option under the Plan will generally recognize, at the date of exercise of such option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of common stock purchased. This taxable ordinary income will be subject to Federal income tax withholding, and Claire's will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to Claire's and is reasonable, and either the employee includes that amount in his income or Claire's timely satisfies its reporting requirements with respect to that amount.

     If an optionee exercises a nonqualified stock option by delivering shares of common stock, the optionee will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the optionee's tax basis. The optionee, however, will be taxed as described above with respect to the exercise of the nonqualified stock option as if he had paid the exercise price in cash, and Claire's likewise generally will be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefor, the optionee's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered, and his holding period for such number of shares received will include his holding period for the shares surrendered. The optionee's tax basis and holding period for the additional shares received on exercise of a nonqualified stock option paid for, in whole or in part, with shares will be the same as if the optionee had exercised the nonqualified stock option solely for cash.

     Incentive Stock Options. The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. However, an employee who exercises an incentive stock option by delivering shares of common stock previously acquired pursuant to the exercise of an incentive stock option is treated as making a "Disqualifying Disposition" (as defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding" the exercise of an incentive stock option (i.e., the exercise of the incentive stock option for one share and the use of that share to make successive exercises of the incentive stock option until it is completely exercised) without the imposition of current income tax.

     If, subsequent to the exercise of an incentive stock option (whether paid for in cash or in shares), the optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such incentive stock option was granted or, if later, (b) one year from the date of exercise (the "Required Holding Period"), the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss.

     In general, if, after exercising an incentive stock option, an employee disposes of the shares so acquired before the end of the Required Holding Period (a "Disqualifying Disposition"), such optionee would be deemed in receipt of ordinary income in the year of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the shares at the date the incentive stock option was exercised over the exercise price. If the Disqualifying Disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the optionee's ordinary income would be limited to the gain (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

     The amount by which the fair market value of the shares of common stock acquired pursuant to the exercise of an incentive stock option exceeds the exercise price of such shares under such option generally will be treated as an item of adjustment included in the optionee's alternative minimum taxable income for purposes of the alternative minimum tax for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the shares in the year in which the option is exercised, there will be no item of adjustment for purposes of the alternative minimum tax as a result of the exercise of the option with respect to those shares. If there is a Disqualifying Disposition in a year after the year of exercise, the income on the Disqualifying Disposition will not be considered income for purposes of the alternative minimum tax in that subsequent year. The optionee's tax basis for shares acquired pursuant to the exercise of an incentive stock option will be increased for purposes of determining his alternative minimum tax by the amount of the item of adjustment recognized with respect to such shares in the year the option was exercised.

     Only employees of Claire's or its subsidiaries qualify for the tax treatment applicable to incentive stock options. Thus, optionees who are non-employee advisors or consultants to Claire's will be taxed solely under the rules applicable to nonqualified stock options.

     An income tax deduction is not allowed to Claire's with respect to the grant or exercise of an incentive stock option or the disposition, after the Required Holding period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, a Federal income tax deduction will be allowed to Claire's in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to Claire's and is reasonable, and either the employee includes that amount in his income or the Claire's timely satisfies its reporting requirements with respect to that amount.

     Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his or her particular situation, each optionee should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an option or the disposition of common stock acquired on exercise of an option.

OPTIONS OUTSTANDING UNDER THE PLAN

     As of April 28, 2000, options granted under the Plan to purchase (i) an aggregate of 1,248,500 shares of common stock were outstanding to approximately 20 employees and (ii) no shares of common stock were outstanding to non-employee directors. The options were granted at exercise prices ranging from $16.4375 to $30.25 per share (the fair market value of the common stock as of the dates of grant).

     The table below indicates, as of April 28, 2000, the aggregate number of options outstanding under the Plan to each of our named executive officers and directors and the groups indicated.


                                                               NUMBER OF
                                                                OPTIONS
OPTION GRANTEE                                                OUTSTANDING
--------------                                                -----------
Rowland Schaefer
  Chairman of the Board, President and Chief Executive
  Officer...................................................     300,000
Ira D. Kaplan
  Senior Vice President, Chief Financial Officer, Treasurer
  and Director..............................................     100,000
Marla L. Schaefer
  Vice Chairman of the Board................................      25,000
E. Bonnie Schaefer
  Vice Chairman of the Board................................      25,000
Bruce G. Miller
  Director..................................................           0
Irwin L. Kellner, Ph.D.
  Director..................................................           0
Steven H. Tishman
  Director..................................................           0
All current executive officers as a group (5 persons).......     750,000
All current directors who are not executive officers as a
  group (3 persons).........................................           0
All employees, other than executive officers (approximately
  25 persons)...............................................   1,248,500

     The Board believes that options granted under the Plan have been and will be awarded primarily to those persons who possess a capacity to contribute significantly to the successful performance of Claire's. Because persons to whom grants of options are to be made are to be determined from time to time by the Board in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive options or the number of shares for which options will be granted, except (i) to the extent already granted, and (ii) no one person may be granted options under the Plan for more than 500,000 shares of common stock.

VOTE REQUIRED AND RECOMMENDATION

     In order to be approved, the First Amendment to the Plan must be approved by an affirmative vote of a majority of the votes cast (either in person or by proxy) at the meeting by the holders of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE FIRST
                             AMENDMENT TO THE PLAN.

       PROPOSAL FOUR -- APPROVAL OF THE 2000 INCENTIVE COMPENSATION PLAN
                         FOR OUR CHAIRMAN OF THE BOARD

     Mr. Rowland Schaefer, our Chairman of the Board, receives an annual base salary as set forth in the Summary Compensation Table. The Board appointed a special compensation committee consisting solely of outside directors for the purpose of developing and recommending to the Board an incentive compensation plan (an "Incentive Plan") for Rowland Schaefer that satisfies the requirements for performance-based compensation within the meaning of Section 162(m) of the Code. The Board, upon the recommendation of the special compensation committee, has approved the Incentive Plan and believes that its approval is in the best interest of Claire's and its shareholders. Implementation of the Incentive Plan is subject to approval of our shareholders. The description of the Incentive Plan contained herein is qualified in its entirety by the full text of the Incentive Plan attached hereto as Appendix E.

GENERAL

     The Incentive Plan for Mr. Schaefer provides that, beginning with Claire's fiscal year ending February 3, 2001, for each fiscal year, Mr. Schaefer shall be entitled to receive incentive compensation in an amount equal to a certain percentage of his annual base salary (the "Base Salary Percentage"). The Base Salary Percentage for a fiscal year shall be equal to twice the percentage increase, if any, in the consolidated pre-tax income of Claire's, excluding extraordinary items, over the prior fiscal year, to be determined in accordance with generally accepted accounting principals and based upon the audited financial statements of Claire's. The incentive compensation shall be payable to Mr. Schaefer within 90 days after the end of the fiscal year to which the incentive compensation relates.

     The Revenue Reconciliation Act of 1933 added Section 162(m) to the Code effective January 1, 1994. Section 162(m) provides, among other things, that compensation in excess of $1 million paid to a company's chief executive officer and the four other highest paid executive officers who are employed by a company at the end of a fiscal year will not be deductible for Federal income tax purposes unless the compensation is "qualified performance-based compensation." The Board believes that the Incentive Plan, subject to shareholder approval, complies with the requirements of Section 162(m) and the regulations promulgated thereunder.

ADMINISTRATION AND TERMINATION

     The Incentive Plan will be administered by the special compensation committee of the Board which was established for this purpose. The only eligible participant in the Incentive Plan is Mr. Schaefer. The Incentive Plan may not be amended without Board and/or shareholder approval if such approval is required to comply with the applicable rules under Section 162(m) of the Code.

     The Incentive Plan shall terminate in the calendar year 2010.

VOTE REQUIRED AND RECOMMENDATION

     The Board has approved the Incentive Plan for our Chairman as described in this proposal and recommends that shareholders approve the Incentive Plan because it believes that the Incentive Plan is in the best interest of Claire's and its shareholders.

     The Board further believes that the Incentive Plan is consistent with our existing policies that closely relate executive compensation to our performance.

     In order to be approved, the Incentive Plan must be approved by an affirmative vote of a majority of the votes cast (either in person or by proxy) at the meeting by the holders of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE
                 INCENTIVE PLAN FOR OUR CHAIRMAN OF THE BOARD.

                          CORPORATE PERFORMANCE GRAPH


     The following graph compares the cumulative total return of an investment in our common stock with an investment in the Standard & Poor's 500 Stock Index (the "S&P 500") and the S&P Retail (Specialty Apparel) Index (the "Retail Specialty Apparel Index") for the five fiscal years ending January 29, 2000. This graph assumes the investment of $100 in our common stock, the S&P 500 and the Retail Specialty Apparel Index on January 31, 1995 and assumes dividends are reinvested. Measurement points are on the last trading day of each of the five fiscal years.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                 AMONG CLAIRE'S STORES, INC., THE S&P 500 INDEX

                     AND THE RETAIL SPECIALTY APPAREL INDEX


                                                  CLAIRE'S STORES, INC.              S&P 500            RETAIL SPECIALTY-APPAREL
                                                  ---------------------              -------            ------------------------
1/95                                                     100.00                      100.00                      100.00
1/96                                                     141.00                      139.00                      119.00
1/97                                                     238.00                      175.00                      151.00
1/98                                                     298.00                      222.00                      274.00
1/99                                                     334.00                      295.00                      465.00
1/00                                                     386.00                      342.00                      443.00

---------------

* $100 invested on 01/31/95 in stock or index - including reinvestment of dividends, fiscal year ending January 31.


 Source: Research Data Group, Inc.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


     The firm of KPMG LLP (formerly known as KPMG Peat Marwick LLP) has been our independent accountants since 1993 and will be our independent accountants for the current fiscal year unless the Board of Directors deems it advisable to make a substitution. One or more representatives of the firm is expected to attend the meeting and be available to respond to any appropriate questions. These representatives will be given an opportunity to make statements at the meeting if they so desire.


                                 MISCELLANEOUS

ANNUAL REPORT ON FORM 10-K

     We have mailed copies of our annual report with this proxy statement to holders of shares of common stock and Class A common stock as of the record date. We will provide without charge, to each holder of shares of common stock and Class A common stock as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended January 29, 2000 as filed with the SEC on the written request of any such holder addressed to our Director of Investor Relations at Claire's Stores, Inc., 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers, as well as persons who own more than 10% of a registered class of our equity securities, collectively referred to as the reporting persons, to file reports of initial beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Such reporting persons are also required by SEC regulations to furnish us with copies of all such reports that they file.


     To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during and with respect to the fiscal year ended January 29, 2000, all reporting persons have timely complied with all filing requirements applicable to them, except that Mr. Kaplan reported in an untimely manner his exercise of stock options in January 2000.


                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS


     Shareholders interested in presenting a proposal to be considered for inclusion in the proxy statement for presentation at the 2001 annual meeting of shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by us on or before January 10, 2001.



     Shareholders interested in presenting a proposal for consideration at the 2001 annual meeting of shareholders must submit such proposal to and be received by us on or before March 27, 2001. If a proposal is not submitted and received by that date, the persons named in our proxy for the 2001 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2001 annual meeting.

                                 OTHER MATTERS

     As of the date of this proxy statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgement of the proxy holders.

                                          By order of the Board of Directors,

                                          ROWLAND SCHAEFER
                                          Chairman of the Board and President


May 8, 2000

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER, dated as of April 28, 2000 (this "Agreement"), is entered into by and between Claire's Stores, Inc., a Delaware corporation ("Claire's"), and CSI Florida Acquisition, Inc., a Florida corporation and a wholly owned subsidiary of Claire's ("CSI Florida" or the "Surviving Corporation", and together with Claire's, the "Constituent Corporations").


                                    RECITALS

     A. The Boards of Directors of Claire's and CSI Florida desire that Claire's merge with and into CSI Florida pursuant to the terms and conditions of this Agreement and in accordance with Section 607.1107 of the Florida Business Corporation Act (the "FBCA") and Section 252 of the Delaware General Corporation Law (the "DGCL"), and have adopted and approved this Agreement in accordance with Section 607.1103 of the FBCA and Section 252 of the DGCL, respectively.

     B. Claire's, as the sole shareholder of CSI Florida, has adopted and approved this Agreement in accordance with Section 607.1107 of the FBCA.

     C. Claire's intends to solicit, at its 2000 annual meeting of shareholders (the "Annual Meeting"), the approval of this Agreement by the holders of Claire's Shares (as defined below) entitled to vote thereon in accordance with
Section 252 of the DGCL.

                                   AGREEMENT

     In consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledges, the parties hereto agree as follows.


     1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by reference.



     2. MERGER. Claire's shall be merged with and into CSI Florida (the "Merger"). CSI shall be the surviving corporation in the Merger, and at the Effective Time (as defined below), the separate existence of Claire's shall cease. The corporate existence of CSI Florida, with its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger, and as the surviving corporation it shall succeed to all the rights, assets, liabilities and obligations of Claire's as and to the extent provided in Section 607.1106 of the FBCA and Section 259 of the DGCL.



     3. EFFECTIVE TIME. The Merger shall become effective immediately upon the later of the parties hereto causing the filing of this Agreement with (i) a certificate of merger with the Secretary of State of the State of Delaware, in such form as is required by, and executed in with, Section 252 of the DGCL and
(ii) articles of merger with the Department of State of the State of Florida, in such form as is required by, and executed in accordance with, Section 607.1105 of the FBCA; provided, however, that if such certificate of merger and articles of merger specify a later time, then the Merger shall become effective upon such specified later time. The time of such effectiveness is hereinafter called the "Effective Time."



     4. ARTICLES OF INCORPORATION. The Articles of Incorporation of CSI Florida shall, as of the Effective Time, be amended and restated in their entirety (to, among other things, change the name of CSI Florida to

"Claire's Stores, Inc.") as set forth on Exhibit A (the "Amended and Restated Articles of Incorporation"), and shall be the Articles of Incorporation of CSI Florida after the Effective Time in full force and effect unless and until the same shall thereafter be amended or repealed in accordance with the provisions thereof and the FBCA. Immediately prior to the Effective Time, CSI Florida shall file such Amended and Restated Articles of Incorporation with the Department of State of the State of Florida.


     5. BYLAWS. The Bylaws of CSI Florida in existence as of the Effective Time shall be the Bylaws of CSI Florida at the Effective Time, and shall continue in full force and effect after the Effective Time unless and until thereafter the same shall be amended or repealed in accordance with the provisions thereof, the Amended and Restated Articles of Incorporation of CSI Florida and the FBCA.



     6. DIRECTORS AND OFFICERS. At the Effective Time, the directors and officers of Claire's immediately prior to the Effective Time shall be and constitute the directors and officers of CSI Florida until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be, in accordance with the Amended and Restated Articles of Incorporation and Bylaws of CSI Florida and the FBCA.



     7. REQUIRED APPROVALS. This Agreement is subject to the adoption and approval at the Annual Meeting of the holders of a majority of the aggregate combined voting power of all the outstanding shares of the Claire's Shares, voting together as a single class, entitled to vote thereon at the Annual Meeting (the "Claire's Shareholder Approval"). As of April 28, 2000, 48,386,497 shares of common stock, par value $0.05 per share, of Claire's (the "Claire's Common Stock") and 2,751,970 shares of Class A common stock, par value $0.05 per share, of Claire's (the "Claire's Class A Common Stock" and together with the Claire's Common Stock, the "Claire's Shares") were outstanding. This Agreement has been adopted and approved by Claire's, the sole shareholder of CSI Florida, in accordance with Section 607.1103 of the FBCA. As of April 28, 2000, 100 shares of common stock, par value $0.01 per share, of CSI Florida (the "CSI Florida Shares") were outstanding.



     8. CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of the Constituent Corporations or the holders of any securities thereof:


          (a) Cancellation of Certain Capital Stock of Claire's. Each of the shares of (i) Claire's Common Stock and (ii) Claire's Class A Common Stock that are owned by Claire's as treasury stock or any of its subsidiaries shall be cancelled and cease to exist.

          (b) Conversion of Claire's Common Stock. Each issued and outstanding share of Claire's Common Stock (excluding shares cancelled under Section 8(a)) shall be converted into the right to receive one fully paid and non-assessable share of common stock, par value $0.05, of CSI Florida (the "CSI Common Stock").

          (c) Conversion of Claire's Class Common Stock. Each issued and outstanding share of Claire's Class A Common Stock excluding shares cancelled under Section 8(a)) shall be converted into the right to receive one fully paid and non-assessable share of Class A common stock, par value $0.05, of CSI Florida (the "CSI Class A Common Stock").

          (d) Conversion of Claire's Stock Options. Each stock option of Claire's to purchase shares of Claire's Common Stock (the "Claire's Stock Options") issued pursuant to Claire's stock option plans (as assumed by CSI Florida by virtue of the Merger) shall be converted into the right to receive a stock option to purchase, on the same terms and conditions as were applicable under such Claire's Stock Options, the same number of shares of CSI Common Stock, and each agreement representing such

     Claire's Stock Options shall for all purposes be deemed to evidence the ownership of a stock option to purchase shares of CSI Common Stock.

          (e) Cancellation of Claire's Securities Upon Conversion. Upon the conversion of the Claire's Common Stock, the Claire's Class A Common Stock and the Claire's Stock Options pursuant to paragraphs (b), (c) and (d) of this Section 8, respectively, such securities shall be cancelled and cease to exist, and each holder a certificate or instrument representing such securities shall cease to have any rights with respect thereto, other than the right to receive securities of CSI Florida as provided in paragraphs
     (b), (c) or (d) above, as the case may be.

          (f) Cancellation of the CSI Florida Shares. Each CSI Florida Share that is issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist.


     9. CLOSING OF TRANSFER BOOKS. From and after the Effective Time, the stock transfer books of Claire's shall be closed and no transfer of any capital stock of Claire's shall thereafter be made . If, at the Effective Time, certificates representing any shares of such capital stock are presented to the Surviving Corporation, they shall be cancelled and exchanged for the merger consideration specified in Section 8.



     10. REPRESENTATIONS AND WARRANTIES. Each Constituent Corporation hereby represents and warrants to the other that such Constituent Corporation: (i) is a corporation duly organized and in good standing in its jurisdiction of incorporation; (ii) has obtained the approval of its board of directors to effect the Merger; and (iii) has full power and authority to execute, deliver and perform this Agreement.



     11. CLOSING CONDITIONS; THE CLOSING.


          (a) Closing Conditions. The consummation of the Merger and the other transactions contemplated hereby is conditioned upon the satisfaction of the following conditions: (i) the Claire's Shareholder Approval shall have been obtained; (ii) all required consents, orders, approvals and all other requirements prescribed by applicable law or otherwise shall have been obtained; and (iii) there shall not be any pending or threatened litigation, action or proceeding concerning the Merger or any other transaction contemplated by this Agreement that, in the judgement of the Board of Directors of Claire's, would materially adversely affect any Constituent Corporation or any right of their shareholders. The Constituent Corporations shall use their commercially reasonable efforts to satisfy the foregoing conditions.

          (b) Closing. The closing under this Agreement shall occur on a date not more than ten business days following the satisfaction of the foregoing conditions at a place mutually agreed upon by the Constituent Corporations.


     12. TERMINATION OR ABANDONMENT OF THE MERGER. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the respective Board of Directors of Claire's, if the Board of Directors of Claire's shall determine, whether before or after having received shareholder approval, for any reason that the consummation of the transactions contemplated hereby would be inadvisable or not in the best interest of Claire's or its shareholders.



     13. AMENDMENTS. At any time prior to the Effective Time, the Constituent Corporations may by written agreement amend, modify or supplement any provision of this Agreement, provided that no such amendment, modification or supplement may be made if, in the sole judgment of the Board of Directors of Claire's, it would adversely affect the rights and interests of Claire's shareholders in any material respect.



     14. FURTHER ASSURANCES. The Constituent Corporations each agree to execute such documents and instruments and to take such further action as may be necessary or desirable to consummate the Merger.

     15. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by either Constituent Corporation without the consent of the other Constituent Corporation. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Constituent Corporations.



     16. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts when taken together shall constitute one and the same instrument.



     17. INSPECTION OF AGREEMENT. A copy of this Agreement is on file at the principal place of business of CSI Florida, c/o Claire's Stores, Inc., 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027, and will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of either Constituent Corporation.



     18. GOVERNING LAW. This Agreement shall in all respects be construed under and in accordance with the laws of the State of Florida applicable to contracts to be fully performed in such State, without giving effect to applicable choice of law principles.



     19. HEADINGS. The headings set forth herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.



     20. SERVICE OF PROCESS. From and after the Effective Time, CSI Florida hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of either Constituent Corporation arising from the Merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of Section 262 of the DGCL, and hereby irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceeding.



     21. EXTENSIONS OF TIME. At any time prior to the Effective Time, the Constituent Corporations may, by written agreement, extend time for performance of any of their obligations or other acts hereunder.


     IN WITNESS WHEREOF, each of Claire's and CSI Florida has caused this Agreement and Plan of Merger to be executed on its behalf by its officers duly authorized, all as of the date first above written.

                                      CLAIRE'S STORES, INC.


                                      By: /s/ ROWLAND SCHAEFER

                                         ---------------------------------------

                                         Name: Rowland Schaefer


                                         Title: President


                                      CSI FLORIDA ACQUISITION, INC.


                                      By: /s/ ROWLAND SCHAEFER

                                         ---------------------------------------

                                         Name: Rowland Schaefer


                                         Title: President

                                                                      APPENDIX B


                                    FORM OF

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                         CSI FLORIDA ACQUISITION, INC.

     FIRST. The name of the Corporation is CSI FLORIDA ACQUISITION, INC. (the "Corporation") and the address of the principal office and the mailing address of the Corporation is 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027.

     SECOND. The name and address of the registered agent of the Corporation is C T Corporation System, 1200 South Pine Island Road, Plantation, Florida 33324.

     THIRD. The Corporation is formed to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act, as amended from time to time.

     FOURTH. (1) The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 171,000,000 shares, consisting of 150,000,000 shares of Common Stock, par value $0.05 per share (the "Common Stock"), 20,000,000 shares of Class A Common Stock, par value $0.05 per share (the "Class A Common Stock"), and 1,000,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock").

                                PREFERRED STOCK

     (2) The Preferred Stock may be issued from time to time in one or more series each of such series to have voting powers (full or limited or without voting powers), designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as are stated and expressed herein, or in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board of Directors") as hereinafter provided.

     (3) Authority is hereby granted to the Board of Directors to create one or more series of Preferred Stock and, with respect to each series, to fix by resolution or resolutions providing for the issue of such series:

          (a) The number of shares to constitute such series and the distinctive designation thereof;

          (b) The dividend rate on the shares of such series, the dividend payment dates, the periods in respect of which dividends are payable ("Dividend Periods"), whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate;

          (c) Whether or not the shares of such series shall be redeemable, and, if redeemable, on what terms, including the redemption prices which the shares of such series shall be entitled to receive upon the redemption thereof;

          (d) Whether or not the shares of such series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

          (e) Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or rate or rates, or the rate or rates at which exchange shall be made, with such adjustments, if any, as shall be stated and expressed or provided in such resolution or resolutions;

          (f) The preferences, if any, and the amounts thereof which the shares of such series shall be entitled to receive upon the voluntary and involuntary dissolution of the Corporation;

          (g) The voting power if any, of the shares of such series; and

          (h) Such other terms, conditions, specifications, special rates and protective provisions as the Board of Directors may deem advisable. Notwithstanding the fixing of the number of shares constituting a particular series upon the issuance thereof, the Board of Directors may at any time thereafter authorize the issuance of additional shares of the same series, unless the resolution of the Board of Directors providing for such series shall expressly prohibit the issuance of additional shares of such series.

     (4) No dividend shall be declared and set apart for payment on any series of Preferred Stock in respect of any Dividend Period unless there shall likewise be or have been paid, or declared and set apart for payment, on all shares of Preferred Stock of each other series entitled to cumulative dividends at the time outstanding which rank equally or prior as to dividends with the series in question, dividends ratably in accordance with the sums which would be payable on the said shares through the end of the last preceding Dividend Period if all dividends were declared and paid in full.

     (5) If upon any dissolution of the Corporation, the assets of the Corporation distributable among the holders of any one or more series of Preferred Stock which (i) are entitled to a preference over the holders of the Common Stock or Class A Common Stock upon such dissolution, and (ii) rank equally in connection with any such distribution, shall be insufficient to pay in full the preferential amount to which the holders of such shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the Preferred Stock ratably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

     (6) In the event that the Preferred Stock of any series shall be redeemable, then, at the option of the Board of Directors, the Corporation may at such time or times as may be specified by the Board of Directors as provided in subparagraph (c) of paragraph 3 of this Article FOURTH redeem all, or any number less than all, of the outstanding shares of such series at the redemption price thereof and on the other terms fixed by the Board of Directors as provided in said subparagraph (c).

                                  COMMON STOCK

     (7) The relative rights, preferences and limitations of the Common Stock and the Class A Common Stock are as follows:

     A. Dividends.

          Subject to any other provisions of these Amended and Restated Articles of Incorporation, as they may be amended from time to time, and the rights of the holders of Preferred Stock, holders of Common Stock and Class A Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor, provided that no cash dividend shall be declared and paid on the Class A Common Stock unless (i) a cash dividend is simultaneously declared and paid on the Common Stock and
     (ii) the per share amount of such dividend declared and paid on the Class A Common Stock does not exceed 50% of the per share amount of the dividend declared and paid on the Common Stock. In the case of dividends or other distributions payable in stock of the Corporation, including distributions pursuant to stock splits or divisions of stock of the Corporation which occur after the initial issuance of shares of Class A Common Stock by the Corporation, such distributions or divisions shall be in the same proportion with respect to each class of stock, but only shares of Common Stock shall be distributed with respect to Common Stock and only shares of Class A Common Stock shall be distributed with respect to Class A Common Stock. In the case of any combination of reclassification of Common Stock, the shares of Class A Common Stock shall also be combined or reclassified so that the relationship between the number of shares of Class A Common Stock and Common Stock outstanding immediately following such combination or reclassification shall be the same as the relationship between the Class A Common Stock and the Common Stock immediately prior to such combination or reclassification.

     B. Voting.

          (1) At every meeting of the shareholders, every holder of Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Common Stock standing in his name on the transfer books of the Corporation, and every holder of Class A Common Stock shall be entitled to ten (10) votes in person or by proxy for each share of Class A Common Stock standing in his name on the transfer books of the corporation.

          (2) Following the initial issuance of shares of Class A Common Stock, the Corporation may not effect the issuance of any additional shares of Class A Common Stock (except in connection with stock splits and stock dividends and in connection with the exercise of stock options outstanding on the record date for the initial distribution of Class A Common Stock) unless and until such issuance is authorized by the holders of a majority of the voting power of the shares of Common Stock and the shares of Class A Common Stock entitled to vote, each voting separately as a class.

          (3) No shareholder shall have the right to cumulate votes in the election of directors.

          (4) Except as may be otherwise required by law or these Amended and Restated Articles of Incorporation, the holders of Common Stock and Class A Common Stock shall vote together as a single class.

     C. Transfer.

          (1) No person holding shares of Class A Common Stock of record (hereinafter called a "Class A Holder") may transfer, and the Corporation shall not register the transfer of, such shares of Class A Common Stock, whether by sale, assignment, gift, bequest, appointment or otherwise, except to a "Permitted Transferee." A "Permitted Transferee" shall mean:

             (a) With respect to a Class A Holder who is a natural person:

                (i) The spouse of such Class A Holder, any lineal descendant of an ancestor of such Class A Holder which ancestor was born on or after January 1, 1900, and any spouse of such a lineal descendant;

                (ii) The trustee of a trust (including a voting trust) established principally for the benefit of such Class A Holder and/or one or more of his or her Permitted Transferees determined under this clause (C) (1) (a);

                (iii) Any organization described in Section 170(c) of the Internal Revenue Code, as it may from time to time be amended (the "Code"), or any split-interest trust described in Section 4947 of the Code (hereinafter called a "Charitable Organization");

                (iv) A corporation, a majority of the beneficial ownership of outstanding capital stock of which entitled to vote for the election of directors is owned by, or a partnership a majority of the beneficial ownership of the partnership interests of which entitled to participate in the management of the partnership 4re held by, such Class A Holder or his or her Permitted Transferees determined under this clause (C) (1) (a), provided that if by reason of any change in the ownership of such stock or partnership interests, such corporation or partnership would no longer qualify as a Permitted Transferee, all shares of Class A Common Stock then held by such corporation or partnership shall, upon the election of the Corporation given by written notice to such corporation or partnership, without further act on anyone's part, be converted into shares of Common Stock effective upon the date of the giving of such notice, and stock certificates formerly representing such shares of Class A Common Stock shall thereupon and thereafter be deemed to represent a like number of shares of Common Stock; and

                (v) The executor, administrator or personal representative of the estate of such Class A Holder or the guardian of the estate of such Class A Holder.

             (b) With respect to a Class A Holder holding shares of Class A Common Stock as trustee pursuant to a trust (other than a Charitable Organization or a trust described in clause (c) below), "Permitted Transferee" means (i) any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust whether by power or appointment or otherwise and (ii) any Permitted Transferee of any such person determined pursuant to clause (C) (1) (a) above.

             (c) With respect to a Class A Holder holding shares of Class A Common Stock as trustee pursuant to a trust (other than a Charitable Organization) which was irrevocable on the record date for determining the persons to whom such shares of Class A Common Stock are first issued by the Corporation, "Permitted Transferee" means (i) any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust, whether by power of appointment or otherwise and (ii) any Permitted Transferee of any such person determined pursuant to clause (C) (1) (a) above.

             (d) With respect to a Class A Holder that is a Charitable Organization holding record and beneficial ownership of the amount of shares of Class A Common Stock in question, "Permitted Transferee" means
        (i) any person transferring such amount of shares of Class A Common Stock to such Charitable Organization and (ii) any Permitted Transferee of such transferor as determined under clause (C) (1) (a) above.

             (e) With respect to a Class A Holder that is a trustee of a thrift or profit sharing plan acquiring record ownership of shares of Class A Common Stock for the benefit of participants in such thrift or profit sharing plan upon its initial issuance by the Corporation, "Permitted Transferee" means (i) the employee for whose account such shares of Class A Common Stock are held by such trustee and (ii) any "Permitted Transferee" of such employee as determined under clause (C) (1) (a) above.

             (f) With respect to a Class A Holder that is a corporation or partnership (other than a Charitable Organization) acquiring record and beneficial ownership of shares of Class A Common Stock upon its initial issuance by the Corporation, "Permitted Transferee" means (i) any partner of such partnership, or shareholder of such corporation, on the record date for determining the persons to whom such shares of Class A Common Stock are first issued by the Corporation, (ii) any person transferring shares of Class A Common Stock to such corporation or partnership, and (iii) any Permitted Transferee of any such person, partner, or shareholder referred to in subclauses (i) and (ii) of this clause (f), as determined under clause (C) (l) (a) above.

             (g) With respect to a Class A Holder that is a corporation or partnership (other than a Charitable Organization or a corporation or partnership described in clause (f) above) holding record and beneficial ownership of shares of Class A Common Stock, "Permitted Transferee" means (i) any person transferring shares of Class A Common Stock to such corporation or partnership and (ii) any Permitted Transferee of any such transferor as determined under clause (C) (1) (a) above.

             (h) With respect to a Class A Holder that is the executor, administrator, personal representative or guardian of the estate of a deceased Class A Holder, or that is the trustee or receiver of the estate of a bankrupt or insolvent Class A Holder, which holds record or beneficial ownership of the shares of Class A Common Stock, "Permitted Transferee" means a Permitted Transferee of such deceased, bankrupt or insolvent Class A Holder as determined pursuant to clauses (a), (b),
        (c), (d), (e), (f) or (g) above, as the case may be.

          (2) Notwithstanding anything to the contrary set forth herein, any Class A Holder may pledge such holder's shares of Class A Common Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee, provided that such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the provisions of this Section C. In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class A Common Stock may only be transferred to a Permitted Transferee of the pledgor or converted into shares of Common Stock, as the pledgee may elect.

          (3) For purposes of this Section C:

             (a) The relationship of any person that is derived by or through legal adoption shall be considered a natural one.

             (b) Each joint owner of shares of Class A Common Stock shall be considered a "Class A Holder" of such shares.

             (c) A minor for whom shares of Class A Stock are held pursuant to a Uniform Gifts to Minors Act or similar law shall be considered a Class A Holder of such shares.

             (d) Unless otherwise specified, the term "person" means both natural persons and legal entities.

             (e) Without derogating from the election conferred upon the Corporation pursuant to subclause (iv) of clause (C) (1) (a) above, each reference to a corporation shall include any successor corporation resulting from merger or consolidation; each reference to a partnership shall include any successor partnership resulting from the death or withdrawal of a partner; and each reference to a trustee shall include any successor trustee.

          (4) Any transfer of shares of Class A Common Stock not permitted hereunder shall result in the conversion of the transferee's shares of Class A Common Stock into shares of Common Stock, effective the date on which certificates representing such shares are presented for transfer on the books of the Corporation. The Corporation may, in connection with preparing a list of shareholders entitled to vote at any meeting of shareholders, or as a condition to the transfer or the registration of shares of Class A Common Stock on the Corporation's books, require the furnishing of such affidavits or other proof as it deems necessary to establish that any person is the beneficial owner of shares of Class A Common Stock or is a Permitted Transferee.

          (5) Except as provided above, shares of Class A Common Stock shall be registered in the names of the beneficial owners thereof and not in "street" or "nominee" name; provided, however, that certificates representing shares of Class A Common Stock issued as a stock dividend on the then outstanding Common Stock may be registered in the same name and manner of the certificates representing the shares of Common Stock with respect to which the shares of Class A Common Stock are issued. For this purpose, a "beneficial owner" of any shares of Class A Common Stock shall mean a person who, or an entity which, possesses the power, either singly or jointly, to direct the voting or disposition of such shares. Class A Common Stock registered in "street" or "nominee" name may be transferred to the beneficial owner of such shares on the record date for such stock dividend, upon proof satisfactory to the Corporation and any transfer agent for Class A Common Stock that such person was in fact the beneficial owner of such shares on the record date for such stock dividend. The Corporation shall note on the certificates for shares of Class A Common Stock the restrictions on transfer and registration of transfer imposed by this Section C.

     D. Conversion Rights.

          (1) Subject to the terms and conditions of this Section D, each share of Class A Common Stock shall be convertible at any time or from time to time at the option of the respective holders thereof, at the office of any transfer agent for Class A Common Stock, and at such other place or places, if any, as the Board of Directors may designate, or if the Board of Directors shall fail so to designate, at the principal office of the Corporation (attention of the Secretary), into one (1) fully paid and nonassessable share of Common Stock. Upon conversion, the Corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class A Common Stock surrendered for conversion or on account of any dividends on the Common Stock issuable on such conversion. Before any holder of Class A Common Stock shall be entitled to convert the same into Common Stock, he shall surrender the certificate or certificates for such Class A Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), and shall give written notice to the Corporation at said office that he elects so to convert said Class A Common Stock in accordance with the terms of this Section D, and shall state in writing therein the name or names in which he wishes the certificate or certificates for Common Stock to be issued. Every such notice of election to convert shall constitute a contract between the holder of such Class A Common Stock and the Corporation, whereby the holder of such Class A Common Stock shall be deemed to subscribe for the amount of Common Stock which he shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class A Common Stock to be converted and to release the Corporation from all liability thereunder, and thereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates therefor and the extinguishment of liability thereon shall constitute full payment of such subscription for Common Stock to be issued upon such conversion. The Corporation will as soon as practicable after such deposit of a certificate or certificates for Class A Common Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Class A Common Stock was so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid. Subject to the provision of subsection (3) of this Section D, such conversion shall be deemed to have been made as of the date of such surrender of the Class A Common Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon conversion of such Class A Common Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

          (2) The issuance of certificates for shares of Common Stock upon conversion of shares of Class A Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class A Common Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

          (3) The Corporation shall not be required to convert Class A Common Stock, and no surrender of Class A Common Stock shall be effective for the purpose, while the stock transfer books of the Corporation are closed for any purpose; but the surrender of Class A Common Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class A Common Stock was surrendered.

          (4) The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class A Common Stock, such number of shares of Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class A Common Stock by delivery of shares of Common Stock which are held in the treasury of the Corporation. The Corporation covenants that all shares of Common Stock which shall be issued upon conversion of the shares of Class A Common Stock will, upon issue, be fully paid and nonassessable and not entitled to any pre-emptive rights. All shares of Class A Common Stock converted into Common Stock shall be cancelled and restored to the status of authorized but unissued shares of Class A Common Stock.

          (5) At any time when the Board of Directors and holders of a majority of the outstanding shares of Class A Common Stock approve the conversion of all of the Class A Common Stock into Common Stock, then the outstanding shares of Class A Common Stock shall be converted into shares of Common Stock. In the event of such a conversion, certificates formerly representing outstanding shares of Class A Common Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock.

     E. Liquidation Rights.

     In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of Preferred Stock shall be entitled, the remaining assets and funds of the Corporation, if any, shall be divided among and paid ratably to the holders of Common Stock and the holders of Class A Common Stock (considered for this purpose as one class). A merger or consolidation of the Corporation with or into any other corporation or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to shareholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Section E.

     F. Pre-emptive Rights.

     Subject to any conversion rights of the holders of Class A Common Stock, no holder of either Common Stock or Class A Common Stock of the Corporation shall be entitled as of right to subscribe for or receive any part of the authorized stock of the Corporation or any part of any new, additional or increased issues of stock of any class or of any obligations convertible into any class of classes of stock, but the Board of Directors may, without offering any such shares of stock or obligations convertible into stock to shareholders of any class, issue and sell or dispose of to such persons and for such consideration permitted by law as it may from time to time in its absolute discretion determine.

                                    GENERAL

     (8) The Corporation shall be entitled to treat the person in whose name any share is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, save as expressly provided by the laws of the State of Florida.

     (9) The number of members that shall comprise the Board of Directors shall be not less than three nor more than nine as the Board of Directors from time to time shall decide. Notwithstanding any other provisions of law, these Amended and Restated Articles of Incorporation or the By-Laws of the Corporation, the affirmative vote of holders of not less than 75% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with this paragraph (9) of Article FOURTH.

     FIFTH. The Corporation is to have perpetual existence.

     SIXTH. The private property of the shareholders shall not be subject to the payment of corporate debts to any extent whatever.

     SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     To make, alter or repeal the By-laws of the Corporation.

     To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

     To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

     By resolution passed by a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the By-laws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

     EIGHTH. (1) A director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section
607.0834 of the Florida Business Corporation Act, as the same exists or hereafter may be amended, (iv) for violation of a criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful, or
(v) for any transaction from which the director derived any improper personal benefit. If the Florida Business Corporation Act is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Florida Business Corporation Act, as so amended.

     Any repeal or modification of this Article EIGHTH by the shareholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

     (2) (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Florida Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights that such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Florida Business Corporation Act requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (hereinafter an "undertaking").

     (b) Right of Indemnitee to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and
(ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Florida Business Corporation Act. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Florida Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Section or otherwise shall be on the Corporation.

     (c) Non--Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, these Amended and Restated Articles of Incorporation, the By-Laws, agreement, vote of shareholders or disinterested directors or otherwise.

     (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Florida Business Corporation Act.

     (e) Indemnification of Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.

     NINTH. Meetings of shareholders may be held outside the State of Florida, if the By-Laws of the Corporation so provide. The books of the Corporation may be kept (subject to any provision contained in the Florida Business Corporation
Act) outside the State of Florida at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation. Elections of directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

     TENTH. The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by Florida Business Corporation Act, and all rights conferred upon shareholders herein are granted subject to this reservation.

     ELEVENTH. (1) The affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote shall be required for the approval or authorization of any "Fundamental Change" (as hereinafter defined) involving a "Related Person" (as hereinafter defined); provided, however, that the 75% voting requirement shall not be applicable, and the provisions of Florida Business Corporation Act relating to the percentage of shareholder approval, if any, shall apply to any such Fundamental Change if the "Continuing Directors" of the Corporation (as hereinafter defined) by a majority vote have expressly approved the Fundamental Change either in advance of or subsequent to the acquisition of outstanding shares of capital stock of the Corporation that caused the Related Person to become a Related Person.

     (2) For purposes of this Article ELEVENTH:

          (A) The term "Fundamental Change" means (i) any merger, consolidation or share exchange of the Corporation or any of its subsidiaries into or with a Related Person, in each case irrespective of which corporation or company is the surviving entity; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with a Related Person (in a single transaction or a series of related transactions) of all or a Substantial Part (as hereinafter defined) in the assets of the Corporation (including without limitation any securities of a subsidiary) or a Substantial Part of the assets of any of its subsidiaries; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with the Corporation or to or with any of its subsidiaries (in a single transaction or series of related transactions) of all or a Substantial Part of the assets of a Related Person; (iv) the issuance or transfer of any securities of the Corporation or any of its subsidiaries by the Corporation or any of its subsidiaries to a Related Person (other than an issuance or transfer of securities which is effected on a pro rata basis to all shareholders of the Corporation); (v) the acquisition by the Corporation or any of its subsidiaries of any securities of a Related Person; (vi) any recapitalization, reorganization or reclassification of securities (including, without limitation, any reverse stock split) or other transaction that would have the effect, directly or indirectly, of increasing the voting power of a Related Person; (vii) the adoption of any plan or proposal of liquidation or dissolution of the Corporation; (viii) any amendment to, or repeal of, a by-law proposed by a shareholder or shareholders; and (ix) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Fundamental Change.

          (B) The term "Related Person" shall mean any individual, corporation, partnership or other person or entity which, as of the record date for the determination of shareholders entitled to notice of and to vote on any Fundamental Change, or immediately prior to the consummation of such transaction, together with their "Affiliates" and "Associates" (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect at the date this Article became effective (the "Exchange Act")), are "Beneficial Owners" (as defined in Rule 13d-3 of the Exchange Act), in the aggregate of ten percent or more of the outstanding shares of any class or series of capital stock of the Corporation, and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity.

          (C) The term "Substantial Part" shall mean an amount which is more than twenty percent of the fair market value, as determined by a majority of the Continuing Directors, of the total consolidated assets of the Corporation and its subsidiaries taken as a whole as of the end of its most recent fiscal year ending prior to the time the determination is being made.

          (D) The term "Continuing Director" shall mean a director who is not an Affiliate of the Related Person proposing or involved in a Fundamental Change and either (i) was a member of the Board of Directors of the Corporation on the date this Article became effective or immediately prior to the time that the Related Person proposing or involved in a proposed Fundamental Change became a Related Person or (ii) was designated (before his or her initial election as director) as a Continuing Director by a majority of the then Continuing Directors.

          (E) A "Related Person" shall be deemed to have acquired a share of the capital stock of the Corporation at the time when such Related Person became the Beneficial Owner thereof.

          (F) Notwithstanding any other provisions of law, these Articles of Incorporation or the By-Laws of the Corporation, the affirmative vote of holders of not less than 75% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend, alter, change or repeal, or adopt any provisions inconsistent with, this Article ELEVENTH.


     TWELFTH. Any action required or permitted to be taken by the shareholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. The holders of not less than 25% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote on any issue to be considered at a special meeting of shareholders may call a special meeting of shareholders. The holders of a majority of the voting power of the shares of capital stock of the Corporation entitled to vote at any duly called annual or special meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business at such meeting. Notwithstanding any other provisions of law, these Amended and Restated Articles of Incorporation or the By-Laws of the Corporation, the affirmative vote of holders of not less than 75% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with, this Article TWELFTH.


     THIRTEENTH. Pursuant to Section 607.0901(5) of the Florida Business Corporation Act, the Corporation expressly elects not to be governed by the provisions of Section 607.0901 of the Florida Business Corporation Act with respect to any "affiliated transaction" (as defined therein).

     FOURTEENTH. Pursuant to Section 607.0902(5) of the Florida Business Corporation Act, the Corporation expressly elects not to be governed by the provisions of Section 607.0902 of the Florida Business Corporation Act with respect to any "control-share acquisition" (as defined therein).

     These Amended and Restated Articles of Incorporation, in accordance with the provisions of Section 607.1007 of the Florida Business Corporation Act, were duly adopted by the Board of Directors and the Shareholders of the Corporation, with the number of votes cast for these Amended and Restated Articles sufficient for approval.

     IN WITNESS WHEREOF, the undersigned Corporation has caused these Amended and Restated Articles of Incorporation to be executed on its behalf by an Officer thereunto authorized, and attested to by its Secretary and its corporate
seal to be affixed hereto this      day of             , 2000.

                                          CSI FLORIDA ACQUISITION, INC.

                                          By:
                                          --------------------------------------
                                                   Rowland Schaefer, President

(SEAL)

Attest:
------------------------------------------------
       Harold E. Berritt, Secretary

                     ACCEPTANCE OF APPOINTMENT OF REGISTERED AGENT

     The undersigned, having been named the Registered Agent of CSI Florida Acquisition, Inc., accepts such designation and is familiar with, and accepts, the obligations of such position, as provided in Section 607.0505 of the Florida Statutes.

                                          --------------------------------------

Dated:
------------------------ , 2000

                                                                      APPENDIX C

                             CLAIRE'S STORES, INC.

                             1996 STOCK OPTION PLAN

     1. Purpose. The purpose of this Plan is to advance the interests of Claire's Stores, Inc., a Delaware corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

     2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Board" shall mean the board of directors of the Company.

          (b) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof.

          (c) "Common Stock" shall mean the Company's Common Stock, par value $.05 per share.

          (d) "Director" shall mean a member of the Board.

          (e) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither
     (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

          (f) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (g) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (h) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

          (i) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to
     Item 401(b) of Regulation S-K (17 C.F.R. sec.229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

          (j) "Option" (when capitalized) shall mean any option granted under this Plan.

          (k) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (l) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

          (m) "Plan" shall mean this 1996 Stock Option Plan of the Company.

          (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (o) "Share" shall mean a share of Common Stock.

          (p) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Shares Available for Option Grants. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to THREE MILLION (3,000,000) Shares (plus the number of shares unused or recaptured under the Company's 1991 Stock Option Plan) from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

     4. Incentive and Non-Qualified Options. (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

     (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Internal Revenue Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Internal Revenue Code), exceeds $100,000.

     5. Conditions for Grant of Options. (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors or Officers who are not employees of the Company or of any Subsidiaries. Any person who files with the Committee or the Board, in a form satisfactory to the Committee or the Board, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

     (b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee that those expressly permitted herein.

     (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

     (d) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation [as defined in Section 424 of the Internal Revenue Code] at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Shares subject to Options granted to any one Optionee may not exceed 500,000, subject to adjustment as provided in Section 10 hereof.

     6. Option Price. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     7. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee or the Board in any Option, and subject to such guidelines as the Committee or the Board may establish, the option price of any Shares purchased shall be paid (1) in cash,
(2) by certified or official bank check, (3) by money order, (4) with Shares,
(5) by the withholding of Shares issuable upon exercise of the Option or by any other form of cashless exercise procedure approved by the Committee or the Board, or (6) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

     8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in such Option, except as otherwise provided in this Section 8.

     (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date on which the Option is granted.

     (b) No Option may be exercised prior to one year from the date on which the Option is granted, except that the Committee or the Board may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

     9. Termination of Option Period. The unexercised portion of any Option shall automatically and without notice terminate and become null and void at those times determined by the Committee or the Board and set forth in the option agreement that evidences the Option.

     10. Adjustment of Shares. (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

          (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

          (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

     (b) Unless otherwise provided in any Option, the Committee or the Board may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's or Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

     (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

     (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     11. Transferability of Options and Shares. (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

     (b) Unless the prior written consent of the Committee or the Board is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

     12. Issuance of Shares. (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

     (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

          (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

     13. Administration of the Plan. (a) The Plan shall be administered by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

     (b) The Board may grant Options pursuant to this Plan to Directors who are not employees of the Company or any Subsidiary and/or other persons to whom Options may be granted under Section 5(a) hereof.

     (c) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Committee or the Board, and the interpretation and construction of any provision of the Plan or any Option by the Committee or the Board, shall be final and conclusive.

     (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or
(ii) without a meeting by the unanimous written approval of the members of the Committee.

     14. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee or beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

     15. Interpretation. (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

     (b) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Internal Revenue Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

     (c) This Plan shall be governed by the laws of the State of Delaware.

     (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

     (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     16. Amendment and Discontinuation of the Plan. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or traded. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

     17. Effective Date and Termination Date. The effective date of the Plan is August 13, 1996, the date on which the Board adopts this Plan, and the Plan shall terminate on the tenth anniversary of such adoption.

                                                                      APPENDIX D

                             FIRST AMENDMENT TO THE

                             CLAIRE'S STORES, INC.

                             1996 STOCK OPTION PLAN

     THIS FIRST AMENDMENT, made effective as of February 16, 2000, by CLAIRE'S STORES, INC. (the "Company") to the CLAIRE'S STORES, INC. 1996 STOCK OPTION PLAN (the "Plan").

                              W I T N E S S E T H:

     WHEREAS, the Company did establish the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries in order for the Company to attract, motivate, retain and reward such individuals for contributing to the success of the Company; and

     WHEREAS, pursuant to Section 16 of the Plan, the Company reserved the right to amend said Plan;

     NOW, THEREFORE, effective as of February 16, 2000, the Plan shall be amended as follows:

          1. The first sentence of Section 3 is hereby amended to read as follows: "The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to FOUR MILLION (4,000,000) Shares (plus the number of shares unused or recaptured under the Company's 1991 Stock Option Plan) from the Company's authorized and unissued Shares."

          2. In all other respects, the Plan shall remain unchanged by this Amendment.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed the day and year first above written.

                                      CLAIRE'S STORES, INC.

                                      By:
                                      ------------------------------------------

                                                                      APPENDIX E

                             CLAIRE'S STORES, INC.

                        2000 INCENTIVE COMPENSATION PLAN

                         FOR OUR CHAIRMAN OF THE BOARD

SECTION 1. PURPOSE OF PLAN

     The purpose of the Plan is to promote the success of the Company by providing to the Executive annual bonus incentives that qualify as performance-based compensation within the meaning of Section 162(m) of the Code.

SECTION 2. DEFINITIONS AND TERMS

     2.1. Specific Terms. The following words and phrases as used herein shall have the following meanings:

          "Base Salary" with respect to any Bonus Period means the aggregate base annualized salary of the Executive for that Bonus Period, exclusive of any actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under
     Section 125 of the Code.

          "Bonus" means a cash payment or payment opportunity as the context requires.

          "Bonus Period" means the fiscal year of the Company to which a Bonus is payable under this Plan.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" means the Compensation Committee which has been established to administer the Plan in accordance with Section 3.1 and
     Section 162(m) of the Code.

          "Company" means Claire's Stores, Inc., a Delaware corporation and any successor whether by merger, ownership of all or substantially all of its assets or otherwise.

          "Effective Date" means January 30, 2000.

          "Executive" means Rowland Schaefer.

          "Percentage Increase" means, with respect to a Bonus Period, the percentage increase, if any, in the consolidated pre-tax income of the Company, excluding extraordinary items, for the Bonus Period over the immediately preceding Bonus Period, to be determined in accordance with generally accepted accounting principles and based upon the audited financial statements of the Company for each Bonus Period.

          "Plan" means the Company's 2000 Incentive Compensation Plan for Rowland Schaefer, as amended from time to time.

          "Section 162(m)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

SECTION 3. ADMINISTRATION OF THE PLAN

     3.1. The Committee. The Plan shall be administered by a Committee consisting solely of at least two members of the Board of Directors of the Company, duly authorized by the Board of Directors of the Company to administer the Plan, who are "outside directors" within the meaning of Section 162(m).

     3.2. Powers of the Committee. The Committee shall have the sole authority to administer the Plan and determine the amount of the Bonuses payable to the Executive under the Plan in accordance with Section 4 hereof. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Bonuses under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto.

     3.3. Requisite Action. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

SECTION 4. BONUS PROVISIONS

     4.1. Provision for Bonus. For each Bonus Period, the Executive shall receive a bonus in an amount equal to that percentage of the Executive's Base Salary which equals twice the Percentage Increase (if any) for such Bonus Period. Thus, for example, if the Percentage Increase is ten percent, the bonus will be twenty percent of the Executive's Base Salary.

     4.2. Termination of Employment During Bonus Period. Unless otherwise determined by the Committee or required by applicable law, the Executive shall receive a Bonus that is proportionately adjusted based on the period of actual service during the Bonus Period.

     4.3. Committee Certification. The Executive shall not receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan.

     4.4. Time of Payment. Any Bonus payable to the Executive under the Plan shall be paid by the Company to the Executive within ninety (90) days after the end of the Bonus Period to which the Bonus relates but in no event earlier than the date on which the Company's Annual Report on Form 10-K for such Bonus Period is filed with the Securities Exchange Commission. Any such payment shall be in cash or cash equivalents, subject to applicable withholding requirements.

SECTION 5. GENERAL PROVISIONS

     5.1. Discretion of Company, Board of Directors and Committee. Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or any other person.

     5.2. Absence of Liability. A member of the Board of Directors of the Company or a member of the Committee or any officer of the Company shall not be liable for any act or inaction hereunder, whether of commission or omission.

     5.3. No Funding of Plan. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to the Executive under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any obligations of the Company to the Executive under the Plan shall be those of a debtor and any rights of the Executive shall be limited to those of a general unsecured creditor.

     5.4. Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of the Executive. This Section 5.5 shall not apply to an assignment of a contingency or payment due after the death of the Executive to the deceased Executive's legal representative or beneficiary.

     5.5. Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Florida.

     5.6. Non-Exclusivity. Subject to Section 5.8, the Plan does not limit the authority of the Company, the Board or the Committee, or any subsidiary of the Company, to grant awards or authorize any other compensation under any other plan or authority, including, without limitation, awards or other compensation based on the same formula used under the Plan.

     5.7. Section 162(m) Conditions; Bifurcation of Plan. It is the intent of the Company that the Plan and Bonuses paid hereunder satisfy and be interpreted in a manner that satisfies any applicable requirements as performance-based compensation for purposes of Section 162(m) of the Code. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded.

SECTION 6. EFFECTIVE DATE, AMENDMENTS, SUSPENSION OR TERMINATION OF PLAN

     The Plan shall be effective as of January 30, 2000, subject to its approval by Shareholders of the Company at the annual meeting of shareholders to be held June 8, 2000, or any adjournment or postponement thereof. The Board of Directors or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan. Notwithstanding the foregoing, no amendment may be effective without Board of Directors and/or shareholder approval if such approval is necessary to comply with the applicable rules under Section 162(m) of the Code. Unless sooner terminated by the Board of Directors or the Committee, to the extent necessary to ensure that Bonuses paid to the Executive may be deductible under Section 162(m) for federal income tax purposes, the Plan shall terminate as of the date of the Company's first meeting of the Company's shareholders occurring during the year 2010, unless the term of the Plan is extended and reapproved at such shareholders' meeting. No additional Bonuses may be payable after termination of the Plan. Termination of the Plan shall not affect any Bonuses due and outstanding on the date of termination and such Bonuses shall continue to be subject to the terms of the Plan notwithstanding its termination.

USE ONLY FOR COMMON STOCK

                             CLAIRE'S STORES, INC.


                 ANNUAL MEETING OF STOCKHOLDERS -- JUNE 8, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned, a stockholder of CLAIRE'S STORES, INC. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Messrs. Rowland Schaefer and Harold E. Berritt, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held in the Wedgewood Room of the Pierre Hotel, 2 East 61st Street, New York, New York, on June 8, 2000 at 9:30 a.m., New York City time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of Common Stock of said Company which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated May 8, 2000, receipt of which, together with the Annual Report to Stockholders is hereby acknowledged, as follows:


1. Election of Directors by the holders of the Common Stock and the Class A Common Stock, voting together as a single class.

      [ ] FOR the nominees listed below: [ ] WITHHOLD AUTHORITY to vote for the nominees listed below:

     Rowland Schaefer     Ira D. Kaplan     Irwin L. Kellner, Ph.D.    Steven H.
Tishman      Marla L. Schaefer      Bruce G. Miller      E. Bonnie Schaefer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Approval to reincorporate Claire's Stores, Inc. from the State of Delaware to the State of Florida by the holders of Common Stock and Class A Common Stock, voting together as a single class.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

                                  (Continued and to be SIGNED on the OTHER SIDE)

3. Approval of the First Amendment to the 1996 Stock Option Plan by the holders of Common Stock and Class A Common Stock, voting together as a single class.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4. Approval of the 2000 Incentive Compensation Plan for the Chairman of the Board by the holders of Common Stock and Class A Common Stock, voting together as a single class.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

5. In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Meeting.

       THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND "FOR" ITEMS 3 AND 4 HEREIN.

                                              DATED: , 2000

                                              SIGNATURE
                                              SIGNATURE IF HELD JOINTLY

                                              NOTE: Your signature should appear
                                              as your name appears hereon. When
                                              shares are held by joint tenants,
                                              both should sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by the President or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

  THE BOARD OF DIRECTORS REQUESTS THAT YOU FILL IN, SIGN, DATE AND RETURN THE
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

USE ONLY FOR CLASS A COMMON STOCK

                             CLAIRE'S STORES, INC.


                 ANNUAL MEETING OF STOCKHOLDERS -- JUNE 8, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned, a stockholder of CLAIRE'S STORES, INC. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Messrs. Rowland Schaefer and Harold E. Berritt, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held in the Wedgewood Room of the Pierre Hotel, 2 East 61st Street, New York, New York, on June 8, 2000 at 9:30 a.m., New York City time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of Class A Common Stock of said Company which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated May 8, 2000, receipt of which, together with the Annual Report to Stockholders is hereby acknowledged, as follows:


1. Election of Directors by the holders of the Common Stock and the Class A Common Stock, voting together as a single class.

      [ ] FOR the nominees listed below: [ ] WITHHOLD AUTHORITY to vote for the nominees listed below:

     Rowland Schaefer     Ira D. Kaplan     Irwin L. Kellner, Ph.D.    Steven H.
Tishman      Marla L. Schaefer      Bruce G. Miller      E. Bonnie Schaefer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Approval to reincorporate Claire's Stores, Inc. from the State of Delaware to the State of Florida by the holders of Common Stock and Class A Common Stock, voting together as a single class.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

                                  (Continued and to be SIGNED on the OTHER SIDE)

3. Approval of the First Amendment to the 1996 Stock Option Plan by the holders of Common Stock and Class A Common Stock, voting together as a single class.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4. Approval of the 2000 Incentive Compensation Plan for the Chairman of the Board by the holders of Common Stock and Class A Common Stock, voting together as a single class.

                 [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

5. In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Meeting.

       THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND "FOR" ITEMS 3 AND 4 HEREIN.

                                              DATED: , 2000

                                              SIGNATURE
                                              SIGNATURE IF HELD JOINTLY

                                              NOTE: Your signature should appear
                                              as your name appears hereon. When
                                              shares are held by joint tenants,
                                              both should sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              full title as such. If a
                                              corporation, please sign in full
                                              corporate name by the President or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

  THE BOARD OF DIRECTORS REQUESTS THAT YOU FILL IN, SIGN, DATE AND RETURN THE
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.